SUPPLEMENT DATED OCTOBER 13, 1995 TO
                       PROSPECTUS DATED MAY 1, 1995 FOR
                           INDIVIDUAL SINGLE PREMIUM
                         VARIABLE LIFE INSURANCE POLICY
                                   ISSUED BY
               INDEPENDENCE LIFE VARIABLE  LIFE SEPARATE ACCOUNT
       (formerly named Keyport America Variable Life Separate Account)
                                      AND
                     INDEPENDENCE LIFE AND ANNUITY COMPANY
           (formerly named Keyport America Life Insurance Company)



------------------------------------------------------------------------------


On September 27, 1995, the Securities and Exchange Commission issued an order approving the substitution of shares of the Colonial-Keyport Strategic Income Fund for shares of the Managed Income Fund ("MIF"); the substitution of shares of the Mortgage Securities Income Fund for shares of the Colonial-Keyport U.S. Government Fund ("CKUSGF") and the substitution of shares of the Managed Assets Fund for shares of the Strategic Managed Assets Fund ("SMAF"). MIF, CKUSGF and SMAF Sub-Accounts are no longer available under the Policy for any purpose.

Effective July 13, 1995, Keyport America Life Insurance Company changed its name to Independence Life and Annuity Company.

------------------------------------------------------------------------------


                        SERVICE HOTLINE (800) 500-5512
               Issued by:  Independence Life and Annuity Company
               Distributed by:  Keyport Financial Services Corp.
        SteinRoe Trust managed by:  Stein Roe and Farnham Incorporated
                One South Wacker Drive, Chicago, Illinois 60606
        Keyport Trust managed by: Keyport Advisory Services Corp. and
             Sub-advised by Colonial Management Associates, Inc.
              One Financial Center, Boston, Massachusetts 02110

      Independence Life Service Office and Keyport Companies located at:
               125 High Street, Boston, Massachusetts 02110-2712

                     KEYPORT AMERICA LIFE INSURANCE COMPANY

                 Single Premium Variable Life Insurance Policies
                                    Issued by
                     Keyport America Life Insurance Company
                 (Formerly Crown America Life Insurance Company)

This prospectus describes individual Single Premium Variable Life Insurance Policies (the "Policies") offered by Keyport America Life Insurance Company ("Keyport America"), a stock life insurance company which is a wholly-owned subsidiary of Keyport Life Insurance Company ("Keyport"). THE POLICIES CEASED BEING AVAILABLE FOR PURCHASE IN DECEMBER, 1988.

Each Policy is designed to provide lifetime insurance protection on the insured named in the Policy. Each Policy also provides for a net cash value while the insured is living. After the "Right to Examine Policy" period, each Policyowner may allocate the premium for his or her Policy to one or more of the available investment Sub-Accounts of the Keyport America Variable Life Separate Account ("Variable Account"), with certain restrictions, to the fixed-rate option (the General Account of Keyport America), or both, after certain deductions have been made. The death benefit and cash values can vary based on investments made in one or more Sub-Accounts of the Variable Account. A Policy's death benefit can vary annually, depending on the net investment performance of the Sub-Accounts to which the Policyowner allocates the Policy's premium. Keyport America guarantees that a Policy's death benefit will never be less than a guaranteed minimum amount, which is specified in the Policy, as long as there is no outstanding policy loan. A Policy's cash value varies with net investment performance as of each Valuation Day. There is no guaranteed minimum cash value.

Each Sub-Account of the Variable Account invests in the shares of one mutual fund portfolio of the SteinRoe Variable Investment Trust ("SteinRoe Trust") or of the Keyport Variable Investment Trust ("Keyport Trust"). Each portfolio of the SteinRoe Trust uses the investment advisory services of Stein Roe & Farnham Incorporated ("Stein Roe"). Each portfolio of the Keyport Trust uses the investment advisory services of Keyport Advisory Services Corp. and sub-advisory services of Colonial Management Associates, Inc. or Newport Fund Management Inc.

It may not be advantageous to replace existing insurance with a Variable Life Insurance Policy. (See "Charges Deducted from the Premium" and Appendix B --"Calculation of Change in Variable Death Benefit".)

This prospectus generally describes only the portion of the Policy invested in the Sub-Accounts of the Keyport America Variable Life Separate Account. For a brief summary of the Fixed-Rate Option, see "The General Account".

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY THE CURRENT PROSPECTUSES OF STEINROE TRUST AND KEYPORT TRUST. THESE PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Executive Office: 125 High Street   Mailing Address: Keyport America Service
                  Boston, MA 02110                     Office
                                                     c/o Keyport Life Insurance
                                                       Company
                                                     125 High Street
                                                     Boston, MA 02110


                   The date of this prospectus is May 1, 1995.

                                TABLE OF CONTENTS

                                                                      Page
INTRODUCTION TO POLICIES ..............................................  4
         What is single premium variable life insurance?...............  4
         Who are Keyport America and Keyport?..........................  5
         How is Keyport America regulated?.............................  5
         Under what conditions are the Policies available?.............  5
         What is the Guaranteed Minimum Death Benefit?.................  6
         How does the death benefit vary?..............................  6
         How does the cash value vary?.................................  6
         What is the loan provision, what loan interest rates are available, and how does a policy loan affect the death benefit and cash value?...............................................  7
         How is the premium determined?................................  7
         What are the Sub-Accounts of the Variable Account?............  7
         What is the Fixed-Rate Option?................................  8
         What is the Policy's net premium?.............................  8
         How are amounts allocated to each Sub-Account of the Variable
         Account?......................................................  9
         What is the Policy's investment base?.........................  9
         Are there charges against the Sub-Accounts of the Variable
         Account and against the Eligible Funds?.......................  9
         Is there a short-term cancellation right?..................... 10
         Can a Policy be surrendered for its net cash value?........... 10
         When are communications and payments deemed received at the
         Keyport America Service Office?............................... 10
         What is the tax treatment of cash  value increases?........... 10
         Is the death benefit excludable from gross income for tax
         purposes?..................................................... 11
THE ISSUING COMPANY.................................................... 11
THE VARIABLE ACCOUNT................................................... 12
         Investments of the Variable Account........................... 12
         Investment Management......................................... 15
PRINCIPAL POLICY FEATURES.............................................. 16
         Premiums...................................................... 16
         Charges Deducted from the Premium............................. 17
         Charges Against the Eligible Funds and the Sub-Accounts of the
         Variable Account.............................................. 18
         Guarantee of Premiums and Certain Charges..................... 19
         The Investment Base........................................... 19
         Actual Investment Return...................................... 19
         Net Investment Performance.................................... 20
         Death Benefit................................................. 20
         Guaranteed Minimum Death Benefit.............................. 21
         Variable Death Benefit........................................ 21
         Cash Value of the Policy...................................... 22
         Loan Provision................................................ 23
         Additional Premium Payments to Increase the Guaranteed
         Minimum Death Benefit ........................................ 24
THE GENERAL ACCOUNT - FIXED-RATE OPTION................................ 25
OTHER POLICY FEATURES.................................................. 26
         Payment of Proceeds........................................... 26
         Investment Option............................................. 26
         Transfer Option............................................... 26
         Group or Sponsored Arrangements............................... 27
         Legal Considerations for Employers............................ 27
         Payment Options............................................... 28

         Policyowner................................................... 28
         Beneficiary................................................... 28
         Assignments................................................... 29
DISTRIBUTION AGREEMENT AND OTHER CONTRACTUAL ARRANGEMENTS.............. 29
OTHER POLICIES ISSUED BY KEYPORT AMERICA............................... 29
LIMITS TO KEYPORT AMERICA'S RIGHT TO CHALLENGE THE POLICY.............. 29
         Misstatement of Age or Sex.................................... 30
         Suicide....................................................... 30
TAX CONSIDERATIONS..................................................... 30
         Tax Status of the Policy...................................... 30
         Tax Treatment of Policy Benefits.............................. 31
         Charge for Insurance Company Income Taxes..................... 34
MANAGEMENT............................................................. 34
VOTING RIGHTS.......................................................... 35
RIGHTS RESERVED BY KEYPORT AMERICA..................................... 36
REPORTS................................................................ 36
LEGAL MATTERS.......................................................... 37
LEGAL PROCEEDINGS...................................................... 37
REGISTRATION STATEMENT................................................. 37
EXPERTS................................................................ 37
APPENDIX A: ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES............ 39
APPENDIX B: CALCULATION OF CHANGE IN VARIABLE DEATH BENEFIT............ 47
APPENDIX C: HOW THE INVESTMENT BASE RELATES TO NET CASH VALUE.......... 48
APPENDIX D: GUARANTEED COST OF INSURANCE RATES......................... 49
FINANCIAL STATEMENTS................................................... 50

THE PURPOSE OF THE POLICIES IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED IN A POLICY. NO CLAIM IS MADE THAT THE POLICIES ARE IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATION IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

You are urged to examine this prospectus carefully. Any variations from information in the Prospectus, which may be required in certain states, are contained in supplements to the Prospectus or in the individual policies delivered in a particular state, as appropriate. Except as otherwise stated, the discussion assumes the premium has been paid and there is no outstanding policy loan.

The INTRODUCTION TO POLICIES will briefly describe Keyport America and the Single Premium Variable Life Insurance Policies. More detailed information will be found later in the prospectus.

                            INTRODUCTION TO POLICIES

What is single premium variable life insurance?

The single premium variable life insurance being offered by Keyport America is, in many respects, similar to traditional "fixed-benefit" single premium whole life insurance. In other respects, it is quite different.

     The main similarities are:

     --- The Policyowner pays a single premium for a Policy that provides a death benefit which is payable to the beneficiary upon the insured's death.

     ---   A minimum death benefit is guaranteed.

     --- The Policy has a cash value that the Policyowner may obtain by surrendering the Policy.

     The main differences are:

     --- The Policyowner may allocate the Policy's investment base to one or more of the Sub-Accounts available under his Policy of the Keyport America Variable Life Separate Account ("Variable Account"), to the General Account, or both. The Sub-Accounts invest in shares of the Eligible Funds of the SteinRoe Variable Investment Trust. These Funds are: Cash Income Fund ("CIF"), Mortgage Securities Income Fund ("MSIF"), Managed Income Fund ("MIF"), Managed Assets Fund ("MAF"), Strategic Managed Assets Fund ("SMAF"), Managed Growth Stock Fund ("MGSF"), and Capital Appreciation Fund ("CAF"). The MIF and SMAF Sub-Accounts are not available to receive transfers of Policy value. The Sub-Accounts also invest in shares of the Eligible Funds of the Keyport Variable Investment Trust. These Funds are: Colonial-Keyport U.S. Government Fund ("CKUSGF"), Colonial-Keyport Growth and Income Fund ("CKGIF"), Colonial-Keyport Strategic Income Fund ("CKSIF"), Colonial-Keyport International Fund for Growth ("CKIFG"), Colonial-Keyport U.S. Fund for Growth

           ("CKUSFG"), Colonial-Keyport Utilities Fund ("CKUF") and Newport-Keyport Tiger Fund ("NKTF"). The CKUSGF Sub-Account is not available to receive transfers of Policy value.

     --- The death benefit under a Policy can increase or decrease annually depending on the investment performance of the investment Sub-Accounts to which the Policy's investment base is allocated; but the death benefit will never decrease below the guaranteed minimum face amount of the Policy if there is no outstanding policy loan.

     --- The Policy offers the opportunity for appreciation of its net cash value based upon investment results. The cash value may increase or decrease as of each Valuation Day. When the premium is allocated to the Sub-Accounts, it is possible, if investment results are unfavorable, for the cash value to decrease to zero; the Policyowner bears the total risk of decreases in the cash value, since no minimum amount is guaranteed.

Who are Keyport America and Keyport?

Keyport America is a life insurance company incorporated in Rhode Island and admitted in 49 states and the District of Columbia. It is a wholly-owned subsidiary of Keyport Life Insurance Company, a Rhode Island insurance company with its executive and administrative office at 125 High Street, Boston, Massachusetts 02110 and its home office at 235 Promenade Street, Providence, Rhode Island 02903. Keyport and Keyport America are both Liberty Financial Companies and are ultimately controlled by Liberty Mutual Insurance Company of Boston, Massachusetts, a multi-line insurance and financial service institution.

Prior to January 10, 1994, Keyport America's name was Crown America Life Insurance Company.

How is Keyport America regulated?

Keyport America is subject to regulation and supervision by the Rhode Island Insurance Commissioner. In addition, Keyport America is subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business. Keyport America submits annual reports of its operations and finances to insurance officials in jurisdictions in which it is authorized to do business.

The Policy described in this prospectus has been filed with, and approved, where required, by insurance officials in those jurisdictions where it is sold.

Under what conditions are the Policies available?

A Policy may be issued to an insured from the ages of 0 through 75. Individual consideration may be given to insureds at higher ages. All persons insured must meet certain health and other criteria. Non-smokers who meet preferred underwriting requirements and females may have lower cost of insurance charges deducted from their cash values than will males insured in a smoker classification. (See "How does the death benefit vary?", "Variable Death Benefit", "Cash Value of the Policy" and Appendix D --- "Guaranteed Cost of Insurance Rates".) A higher premium, relative to those in a standard classification, is charged for a Policy in a substandard risk classification. The minimum basic single premium (after deducting substandard extra premiums) that will be accepted is $5,000. In certain group or sponsored arrangements, the minimum single premium requirement may be reduced. (See "Group or Sponsored Arrangements".)

What is the Guaranteed Minimum Death Benefit?

Keyport America guarantees that the death benefit payable under a Policy will never be less than its Guaranteed Minimum Death Benefit regardless of the investment performance of the Variable Account, as long as there is no outstanding policy loan. (See "Guaranteed Minimum Death Benefit" and "Loan Provision".)

It is possible for the Policyowner to increase the Guaranteed Minimum Death Benefit of an in-force Policy by making an additional payment to Keyport America. In certain instances, however, increases to the Guaranteed Minimum Death Benefit may change the tax status of the Policy. (See "Tax Considerations"). This increase is discussed in more detail later. (See "Additional Premium Payments to increase the Guaranteed Minimum Death Benefit".) Unless otherwise noted, the discussion of the Policy in this prospectus will assume that there have been no additional premium payments and, therefore, no increase in the Guaranteed Minimum Death Benefit.

How does the death benefit vary?

The death benefit payable with respect to a particular Policy is the greater of the Guaranteed Minimum Death Benefit and the Variable Death Benefit, subject to certain adjustments. (See "Death Benefit" and "Variable Death Benefit".)

The Variable Death Benefit can increase or decrease annually, depending on the investment performance of the Sub-Account or Sub-Accounts of the Variable Account in which the Policyowner selected to have the investment base invested (the "Policy's Sub-Accounts").

If the Policy's net investment performance is more than 4% per year, the Variable Death Benefit will be greater than the Guaranteed Minimum Death Benefit and if less than 4% per year, the Variable Death Benefit will generally be smaller than the Guaranteed Minimum Death Benefit. (See "Net Investment Performance".) Any increase or decrease in the Variable Death Benefit will not bear a dollar-for-dollar relationship to the Policy's net investment performance. (See Appendix A --- "Illustrations of Death Benefits and Cash Values", Appendix B --- "Calculation of Change in Variable Death Benefit".) Any change in the Variable Death Benefit will, in most circumstances, be more favorable to the owner of a non-smoker or a female insured's policy than for a comparable male insured's smoker policy.

Increases and decreases in the Variable Death Benefit are cumulative, so they carry into each succeeding policy year. Therefore, if the Variable Death Benefit is below the Guaranteed Minimum Death Benefit, it will not exceed the Guaranteed Minimum Death Benefit until the Policy has net investment performance at an annual rate of more than 4% for a sufficient period of time to more than offset the amount by which the Guaranteed Minimum Death Benefit exceeds the Variable Death Benefit. The death benefit may be automatically increased in certain years in order to maintain the tax status of the Policy. (See "Tax Considerations".)

How does the cash value vary?

A Policy's cash value, like its Variable Death Benefit, can increase or decrease depending on the Policy's net investment performance. Any increase or decrease in the cash value will not bear a dollar-for-dollar relationship to the Policy's net investment performance because the cash value also reflects the cost of insurance protection (see "Charges Against the Eligible Funds and the Sub-Accounts of the Variable Accounts"). Any change in the cash value will, in most circumstances, be more favorable to the owner of a non-smoker or a female insured's policy than for a comparable male insured's smoker policy. The cash value will be subject to variation as of each Valuation Day. Although Keyport America guarantees a minimum death benefit, when the premium is allocated to the Sub-Accounts, Keyport America does not guarantee a minimum amount of cash value. Accordingly, the Policyowner will bear the entire investment risk with respect to the amount of the cash value. (See "Cash Value of the Policy", Appendix A, Appendix D.)

What is the loan provision, what loan interest rates are available, and how does a policy loan affect the death benefit and cash value?

The Policyowner may obtain a loan of up to 75% in the first year and 90% in later years of the Policy's cash value, adjusted in the manner described in "Loan Provision". Interest accrues daily at an annual rate of 4.7%, is due on policy anniversaries and is deducted from the Policy's cash value if not paid when due. A policy loan may be repaid in whole or in part at any time. (See "Loan Provision".)

While a policy loan is outstanding, an amount equal to the loan is removed from the Policy's Sub-Accounts and from the fixed-rate option. Loan amounts are credited with interest at an annual rate of 4%, meaning that amounts borrowed will not contribute to any possible increase or decrease in the Policy's Variable Death Benefit. Cash value is also affected because the 4% interest credited can be different than the net investment performance of the Policy's Sub-Accounts or the interest credited to amounts held in the fixed-rate option. Thus, the future net cash values and Variable Death Benefits can be permanently affected by any policy loan, whether or not the policy loan is repaid in whole or in part. Also, the death benefit and cash value otherwise payable are reduced by the amount of any outstanding policy loan and interest accrued thereon. (See "Loan Provision".)

It should be noted, however, that a loan taken from, or secured by, a Policy may have federal income tax consequences. (See "Tax Considerations".)

How is the premium determined?

In return for insurance benefits and other policy rights, the owner makes a single premium payment. The premium amount depends on a Policy's face amount and the insured's sex, age, and risk classification.

The minimum basic single premium that will be accepted is $5,000. In certain group or sponsored arrangements, the minimum single premium requirement may be reduced. (See "Group or Sponsored Arrangements".)

What are the Sub-Accounts of the Variable Account?

The Keyport America Variable Account has 14 Sub-Accounts. Each Sub-Account will invest only in the shares of a single mutual fund. (See "Investments of the Variable Account".)

The Sub-Accounts in the Variable Account and the corresponding Eligible Funds are as follows:

Eligible Funds of SteinRoe Variable
Investment Trust                                         Sub-Accounts

Managed Income Fund ("MIF")                              MIF    Sub-Account*
Cash Income Fund ("CIF")                                 CIF    Sub-Account
Mortgage Securities Income Fund ("MSIF")                 MSIF   Sub-Account
Managed Assets Fund ("MAF")                              MAF    Sub-Account
Strategic Managed Assets Fund ("SMAF")                   SMAF   Sub-Account*
Managed Growth Stock Fund ("MGSF")                       MGSF   Sub-Account
Capital Appreciation Fund ("CAF")                        CAF    Sub-Account

Eligible Funds of Keyport Variable                       Sub-Accounts
Investment Trust

Colonial-Keyport U.S. Government Fund ("CKUSGF")         CKUSGF  Sub-Account*
Colonial-Keyport Growth and Income Fund ("CKGIF")        CKGIF   Sub-Account
Colonial-Keyport Utilities Fund ("CKUF")                 CKUF    Sub-Account
Colonial-Keyport Strategic Income Fund ("CKSIF")         CKSIF   Sub-Account
Colonial-Keyport U.S. Fund for Growth ("CKUSFG")         CKUSFG  Sub-Account
Colonial-Keyport International Fund for Growth ("CKIFG") CKIFG   Sub-Account
Newport-Keyport Tiger Fund ("NKTF")                      NKTF    Sub-Account

* The MIF, SMAF and CKUSGF Sub-Accounts are not available to receive transfers of Policy value.

(Note - Other Sub-Accounts and Eligible Funds may be added from time to time.)

What is the Fixed-Rate Option?

A Policyowner may allocate or transfer all or part of his or her investment base to a fixed-rate option funded by Keyport America's General Account. The fixed-rate option provides for the crediting of interest on the amount invested under this option at a periodically declared rate that lasts until the next policy anniversary. The interest rate declared is at Keyport America's sole discretion, but may not be less than an effective annual rate of 4%. (See "The General Account - Fixed-Rate Option".)

What is the Policy's net premium?

The Policy's "net premium" will equal the basic single premium (the single premium payable less any extra premiums to cover substandard risk classification) less the policy loading consisting of:

     ---   a policy administration charge of $200;

     ---   an additional administration charge which will not exceed $500;

     --- a charge for sales loads which will not exceed 6.7% of the basic single premium;

     ---   a risk charge of 1.5% of the basic single premium; and

     --- state premium tax charge of 2.25% of the basic single premium. (See "Charges Deducted from the Premium".)

How are amounts allocated to each Sub-Account of the Variable Account?

On the policy date, which is either the date the application is signed (the later of Part I or Part II, if required) or the date the premium is received, if later, the Policy's investment base is automatically allocated to the Money Market Sub-Account. (This Money Market Sub-Account no longer exists but was in existence when the automatic allocation occurred under all the Policies.) After the Right To Examine Policy period, the investment base, which will reflect any net investment experience and charges imposed against assets in the Variable Account during that period, may be allocated at the choice of the Policyowner among the available Sub-Accounts and the fixed-rate option. The percentage allocated to any one Sub-Account may not be less than 10% of the investment base, and must be a whole number. A Policyowner may redistribute the investment base among the Sub-Accounts available under his Policy and from these Sub-Accounts to the fixed-rate option up to twelve times in a policy year without the consent of Keyport America. The greater of 50% of the investment base in the fixed-rate option on the day of the transfer and $10,000 may be transferred from the fixed-rate option to the Sub-Accounts available under his Policy once each policy year, within sixty days following the policy anniversary. (See "Investment Option" and "Transfer Option".)

What is the Policy's investment base?

The investment base of a Policy on the policy date is the net premium plus the policy loading. At the beginning of the second policy year and continuing through the eleventh, Keyport America will reduce the Policy's investment base by 10% of the policy loading. Thus, the amount of the policy loading originally deducted from the single premium but added to the initial investment base will be subtracted from a Policy's investment base in equal installments at the beginning of the second through the eleventh policy years.

Are there charges against the Sub-Accounts of the Variable Account and against the Eligible Funds?

Keyport America charges the Sub-Accounts of the Variable Account for the mortality and expense risks Keyport America assumes. The charge is made daily at an effective annual rate of .60% of the value of each Sub-Account's assets attributable to the Policy. Keyport America also makes a charge for the cost of insurance with respect to each Policy.

Charges for investment advisory and management services are accrued daily for each Eligible Fund at the following annual percentage rate of the average daily net asset value of the Fund: .50% - Cash Income Fund; .55% - Mortgage Securities Income Fund and Managed Income Fund; .60% - Managed Assets Fund and Colonial-Keyport U.S. Government Fund; .65% - Managed Growth Stock Fund, Capital Appreciation Fund, Colonial-Keyport Growth and Income Fund, Colonial-Keyport Strategic Income Fund and Colonial-Keyport Utilities Fund; .70% - Strategic Managed Assets Fund; .80% - Colonial-Keyport U.S. Fund for Growth; and .90% - Colonial-Keyport International Fund for Growth and Newport-Keyport Tiger Fund. Other expenses incurred by each of the Eligible Funds are also deducted from the particular Fund. (See the prospectuses for SteinRoe Trust and Keyport Trust.)

Mortality and expense risk charges and investment advisory expenses are not deducted from the amounts held in the fixed-rate option. Keyport America takes this into consideration when determining the interest rate which will be credited to amounts invested under that option.

Currently, no charge is made against Keyport America's Variable Account for company federal income taxes that may be attributable to variable life insurance operations. Keyport America may incur state and local taxes (in addition to premium taxes) in several states, which taxes will be charged against the Variable Account. (See "Charge for Insurance Company's Income Taxes".)

Is there a short-term cancellation right?

The Policyowner may cancel the Policy within 45 days after the date Part I of the application is signed or within 10 days after receipt of the Policy by the Policyowner, whichever is later. The Policy may be returned to Keyport America or its Agent. Immediately upon return, the Policy shall be deemed void from the beginning. Within 7 days after receipt of the returned Policy at Keyport America's Executive Office, Keyport America will refund any premium paid; except that if permitted by law we will refund any premium paid plus or minus any separate account investment experience as of the date the Policy is received by us or our Agent. This period is known as the "Right To Examine Policy". (See "When are communications and payments deemed received at the Keyport America Service Office?".)

Can a Policy be surrendered for its net cash value?

The Policy can be surrendered for its net cash value at anytime after the short-term cancellation right. The net cash value is the Policyowner's share of the net assets in the Sub-Accounts plus any amounts held under the fixed-rate option less any policy loan balance.

The Policy's net cash value on the Policy date and during the first ten policy years will be less than the investment base by the amount of unrecovered policy loading. If the Policy is surrendered during the first Policy year, a refund of sales load equal to 4% of the basic single premium will also be paid. The investment base will equal the net cash value only on Policy anniversaries after the tenth.

When are communications and payments deemed received at the Keyport America Service Office?

A Policyowner's request for a particular transaction (other than a policy loan) or a Policyowner's submission of payments or other items (for example, a returned Policy) is deemed received at Keyport America's Service Office on any day when the New York Stock Exchange is open if received there before 4:00 p.m. New York City time on such day. A request for a policy loan is deemed received at Keyport America's Service Office on a day when the New York Stock Exchange is open if received at Keyport America's Service Office before 4:00 p.m. New York City time on such day. However, if any such item is received at or after the above specified times, the request will be deemed received as of the next such day.

What is the tax treatment of cash value increases?

With respect to a Policy entered into before October 21, 1988, or entered into after October 20, 1988 that is issued on the basis of a standard rate class, Keyport America believes such a Policy should meet the definition of a life insurance contract for Federal income tax purposes. As for a Policy entered into after October 20, 1988 that is issued on a substandard basis, it is not clear whether or not such a Policy would qualify as a life insurance contract for Federal tax purposes. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, the cash value under a Policy is subject to the same Federal income tax treatment as the cash value under fixed benefit life insurance. Therefore, the Policyowner will not be deemed to be in constructive receipt of the cash value, including any yearly increases, unless and until there is an actual distribution from the Policy. Generally, for Policies issued on or after June 21, 1988, all policy loans, surrenders, and maturity benefits are treated first as distributions of taxable income and then as a return of the basis or investment in the Policy. In addition, prior to age 59 1/2 such distributions generally are subject to a 10% penalty tax. (Generally, different rules apply to Policies entered into before June 21, 1988.)
See "Tax Considerations".

Is the death benefit excludable from gross income for tax purposes?

Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, the death benefit under a Policy is subject to the same Federal income tax treatment as proceeds of fixed-benefit life insurance. Therefore, the death benefit will be fully excludable from gross income of the beneficiary under Section 101(a) (1) of the Internal Revenue Code of 1986, as amended. (See "Tax Considerations".)

                               THE ISSUING COMPANY

Keyport America was incorporated under Kentucky law in October 1945 and was re-domiciled in Michigan, effective December 28, 1989. In December, 1993 the company was re-domiciled in Rhode Island. The company is authorized to transact life insurance business in all states and the District of Columbia except New York. Keyport America has obtained licensing and approval to sell the policies in all United States jurisdictions where variable life insurance may be sold except New York and Maine. The mailing address of Keyport America is Keyport America Service Office, c/o Keyport Life Insurance Company, 125 High Street, Boston, MA 02110. The toll free telephone number is 1-800-500-5512.

Under the terms of the agreement relating to Keyport's purchase of Keyport America, "Crown" was eliminated from the Crown America name on January 10, 1994. In connection with state regulatory approvals of the purchase of Keyport America, Keyport agreed with its state of domicile, Rhode Island, and Keyport America agreed with its state of domicile, Michigan, to change Keyport America's state of domicile from Michigan to Rhode Island.

Keyport, Keyport America's parent company, was founded in 1957 as a stock life insurance company. Prior to January 1, 1991, Keyport's name was Keystone Provident Life Insurance Company.

Keyport and Keyport America are both Liberty Financial Companies. Keyport America is ultimately controlled by Liberty Mutual Insurance Company of Boston, a multi-line insurance and financial services institution.

Keyport America is subject to regulation and supervision by the Rhode Island Insurance Department. In addition, Keyport America is subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business. Keyport America submits annual reports of its operations and finances to insurance officials in jurisdictions in which it does business.

The Policy described in this prospectus has been filed with, and approved, where required by insurance officials in those jurisdictions where it is sold.

                              THE VARIABLE ACCOUNT

The Variable Account was established as a separate investment account of Keyport America on June 29, 1984 by Keyport America's Board of Directors in accordance with applicable insurance law. The Variable Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the Investment Company Act of 1940 does not involve supervision by the SEC of the management or investment practices or policies of the Variable Account or of Keyport America. Under Rhode Island law, however, both Keyport America and the Variable Account are subject to regulation by the Rhode Island Insurance Commissioner. Keyport America and its variable life insurance operations, including the investment of assets held by the Variable Account, are also subject to the insurance laws and regulations of all jurisdictions in which Keyport America is authorized to do business.

Although the assets of the Variable Account are owned by Keyport America, that portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be used to satisfy any obligations that may arise out of any other business Keyport America may conduct. But Keyport America may transfer to its General Account assets which exceed the reserves and other liabilities of the Variable Account. Before making any such transfer, Keyport America will consider any possible adverse impact the transfer might have on the Variable Account.

Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of Keyport America's other income or realized and unrealized capital gains and losses.

Keyport America may accumulate in the Variable Account the charge for expense and mortality risks, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Policies.

Investments of the Variable Account

The Eligible Funds which are permissible investments of the Variable Account are the separate funds of the SteinRoe Variable Investment Trust, the separate funds of the Keyport Variable Investment Trust, and any other mutual funds with which Keyport America and the Variable Account may enter into a participation agreement for the purpose of making such mutual funds available as Eligible Funds under the Policies.

On each valuation day the Variable Account purchases or redeems shares of the Eligible Fund portfolios based on, among other things, the amount of premiums invested in the Variable Account, transfers among Sub-Accounts of the Variable Account, policy loans, policy loan repayments, surrender payments and death benefit payments to be effected on that day. Such purchases and redemptions are effected at the net asset value per share for each Eligible Fund portfolio determined as of 4:00 p.m. New York City time, on that same day.

The investment objectives of the 14 Eligible Funds currently available through each corresponding Sub-Account are set forth below. There is, of course, no assurance that these objectives will be met. More detailed information, including investor considerations related to the risks of investing in a particular Eligible Fund, may be found in the current prospectus for that Fund.

An investor should read the prospectus carefully before selecting a Fund for investing. The prospectus is available, at no charge, by writing Keyport America at the mailing address shown on Page 1 or by calling 1-800-500-5512.

Since the Eligible Funds of SteinRoe Trust and Keyport Trust are available to registered separate accounts of Keyport America and its affiliates offering variable annuity and variable life products, there is a possibility that an irreconcilable material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts investing in the Eligible Funds of the Trusts. The Boards of Trustees of the two Trusts intend to monitor events to identify any irreconcilable material conflict. In the even of an irreconcilable material conflict, Keyport America will take any necessary steps, including removing the assets of the Variable Account from one or more Eligible Funds, to resolve the matter. See the Trust prospectuses under the caption "The Trust" for greater details.

Cash Income Fund seeks high current investment income from investment in short-term money market instruments while emphasizing preservation of capital and maintaining excellent liquidity.

Mortgage Securities Income Fund seeks to provide the highest possible level of current income, consistent with safety of principal and maintenance of liquidity, by investing under ordinary circumstances at least 65% of its total assets in various types of investments known as Mortgage Pass-Through Certificates representing beneficial interests in mortgage pools.

Managed Income Fund seeks a high level of current income. Capital preservation and appreciation are secondary objectives. The Fund invests in debt and convertible debt securities rated BBB or above by Standard & Poor's; obligations of the U.S. Government or its agencies; obligations of U.S. banks that belong to the Federal Reserve System, not to exceed 25% of the Fund's total assets; preferred stocks and convertible preferred stocks rated BBB or above by Standard & Poor's; highest-grade commercial debt repurchase agreements; and bank deposits, not to exceed 10% of total assets. In addition, the Fund may invest up to 20% of its assets in debt and convertible debt securities rated as low as CCC by Standard & Poor's to increase the Fund's yield. The MIF Sub-Account is no longer available to receive transfers of Policy value.

Managed Assets Fund seeks to provide a high total investment return. To do this, the Fund adjusts its overall exposure to risk by shifting its investment emphasis among investments providing alternatives for capital growth, capital stability and income as market and economic trends change. This flexible, total investment return approach is a fully managed investment policy which makes use of equity, debt, convertible and money market securities. The Fund expects that over longer periods a larger portion of the Fund's portfolio will consist of equity securities.

Strategic Managed Assets Fund seeks to provide maximum total investment return. To do this, the Fund aggressively adjusts its overall exposure to risk by shifting its investment emphasis among investments providing alternatives for capital growth, capital stability and income as market and economic trends change. This flexible total investment return approach is a fully managed investment policy which makes use of all types and grades of equity, debt, convertible and money market securities. The Fund seeks to achieve below-average volatility in a falling market and above-average volatility in a rising market. The Fund may invest all or a part of the equity portion of its portfolio in equity securities of newer and smaller companies, of companies that are speculative with respect to financial strength and stability of earnings and dividends, and of well-seasoned companies of any size. The Fund may also invest all or a part of the debt portion of its portfolio in securities rated below BBB and in unrated securities. The SMAF Sub-Account is no longer available to receive transfers of Policy value.

Managed Growth Stock Fund seeks long term growth of capital. It is expected that under ordinary circumstances at least 65% of the Fund's total assets will be invested in common stock of growth companies, including foreign companies, whose earnings are expected to increase more rapidly than most public companies.

Capital Appreciation Fund seeks to provide growth of capital. The Fund pursues this objective by investing primarily in common stocks, securities convertible into common stocks, and securities having common stock characteristics, including rights and warrants, selected primarily for prospective capital growth. Investments in newer and smaller companies (those having a market capitalization of less than $5,000,000), particularly those believed to be in the earlier phases of growth, are emphasized.

Colonial-Keyport U.S. Government Fund seeks a high level of current income, consistent with the preservation of capital, by investing primarily in U.S.Government Securities. The Fund may invest in U.S. Government Securities of any maturity and in zero coupon securities. The CKUSGF Sub-Account is no longer available to receive transfers of Policy value.

Colonial-Keyport Growth and Income Fund seeks primarily income and long-term capital growth and, secondarily, preservation of capital. The Fund may invest without limit in U.S. and foreign common stocks that, when purchased, meet quantitative standards that, in the judgement of Colonial Management Associates, Inc. ("Colonial"), indicate above average financial soundness and high intrinsic value relative to price. The Fund may also invest in debt securities, but currently intends to limit those investments to U.S. Government and agency obligations (except for temporary or defensive investments). The market value of debt securities will fluctuate with changing interest rates which could affect the value of Fund shares. The portion of total assets invested in common stocks and debt securities will vary based on the availability of common stocks meeting the Fund's criteria and Colonial's judgment of the investment merit of common stocks relative to debt securities.

Colonial-Keyport Utilities Fund seeks primarily current income and, secondarily, long-term capital growth. The Fund normally invests at least 65% of its total assets in common and preferred equity securities of utility companies.

Colonial-Keyport International Fund for Growth seeks long-term capital growth by investing primarily in non-U.S. equity securities. The Fund normally invests at least 65% of its assets in equity securities of issuers in at least three countries other than the U.S. The Fund may also invest up to 35% of its assets in high quality foreign government debt securities. The value of debt securities usually fluctuates inversely to changes in interest rates. The Fund is non-diversified and may invest more than 5% of its total assets in the securities of a single issuer, thereby increasing the risk of loss compared to a diversified fund. The Fund may invest up to 10% of its total assets in closed-end investment companies commonly referred to as "country funds".

Colonial-Keyport U.S. Fund for Growth seeks long-term capital growth over time exceeding the performance of the S&P 500 Index (Standard & Poor's Corporation Composite Stock Price Index). The Fund normally invests at least 65% of its total assets in U.S. common stocks and up to 10% in American Depositary Receipts that State Street Global Advisors, a division of State Street Bank and Trust Company, believes have superior growth and value characteristics selected from a universe which meets certain guidelines for liquidity and investment information. The Fund's investments are not limited to securities in the S&P 500 Index, but may be managed to correlate with the sectors, capitalization and volatility of the S&P 500 Index.

Colonial-Keyport Strategic Income Fund seeks, primarily, a high level of current income and total return as is consistent with the prudent risk by diversifying investments primarily in U.S. and foreign government and high yield, high risk corporate debt securities. The Fund may invest a substantial portion of its assets in high yield, high risk bonds (commonly referred to as "junk bonds") and therefore may not be suitable for all investors. High risk, high yield bonds are regarded as speculative as to payment of principal and interest. Purchasers should carefully assess the risks associated with an investment in the Fund.

Newport-Keyport Tiger Fund seeks long-term capital growth by investing primarily in equity securities of companies located in the four Tigers of Asia (Hong Kong, Singapore, South Korea and Taiwan) and the other mini-Tigers of South East Asia (Malaysia, Thailand, Indonesia, China and the Philippines). The Fund may invest 10% of its total assets in closed-end investment companies commonly referred to as "country funds".

Investment Management

Stein Roe & Farnham Incorporated ("Stein Roe") is the investment adviser for each Eligible Fund of the SteinRoe Trust. In 1986, Stein Roe was organized and succeeded to the business of Stein Roe & Farnham, a partnership. Stein Roe is an affiliate of Keyport America. Stein Roe and its predecessor have provided investment advisory and administrative services since 1932. Charges for investment advisory services are accrued daily from each Fund of the SteinRoe Trust.

Keyport Advisory Services Corp., an affiliate of Keyport America, acts as investment adviser to the Keyport Trust and its Eligible Funds. Pursuant to sub-advisory agreements, Colonial Management Associates, Inc., an affiliate of Keyport America, serves as sub-adviser for the Eligible Funds (other than Newport-Keyport Tiger Fund) and Newport Fund Management, Inc., an affiliate of Keyport America, serves as sub-adviser for the Newport-Keyport Tiger Fund. Charges for investment advisory expenses are accrued daily from each Fund of the Keyport Trust.

Charges for investment advisory and management services are accrued daily for each Eligible Fund at the following annual percentage rate of the average daily net asset value of the Fund: .50% - Cash Income Fund; .55% - Mortgage Securities Income Fund and Managed Income Fund; .60% - Managed Assets Fund and Colonial-Keyport U.S. Government Fund; .65% - Managed Growth Stock Fund, Capital Appreciation Fund, Colonial-Keyport Growth and Income Fund, Colonial-Keyport Strategic Income Fund, and Colonial-Keyport Utilities Fund; .70% - Strategic Managed Assets Fund, .80% - Colonial-Keyport U.S. Fund for Growth; .90% - Colonial-Keyport International Fund for Growth and Newport-Keyport Tiger Fund. Other expenses incurred by each of the Eligible Funds are also deducted from the particular Fund. (See the prospectuses for SteinRoe Trust and Keyport Trust.)

For a discussion of the other provisions of the investment advisory and sub-advisory agreements, see the Trust prospectuses.

                            PRINCIPAL POLICY FEATURES

The benefits payable under the variable life insurance policies sold by Keyport America are funded by Keyport America's Variable Account and by Keyport America's General Account to the extent that amounts have been allocated to the fixed-rate option. The premium paid, net of certain deductions, is allocated to one or more of the Variable Account's Sub-Accounts available under the Policy each of which invests, in turn, in shares of the SteinRoe Trust, the Keyport Trust or a portion may be allocated to the fixed-rate option funded by Keyport America's General Account. Policies are non-participating and have no right to share in Keyport America's earnings or surplus.

Premiums

Payment of the single premium is required to put a Policy in effect. The minimum single premium is $5,000. The amount of the single premium is based on the age and sex of the insured. For a Policy in a substandard risk classification, a higher single premium must be paid. In certain group or sponsored arrangements, the minimum single premium requirement may be reduced. (See "Group or Sponsored Arrangements".)

The basic single premium is the single premium payable less any extra premium to cover substandard risk classification. The Policy's net premium, which is allocated to the Variable Account or the fixed-rate option, is the basic single premium less the policy loading. (See "Charges Deducted From The Premium".) The difference between the basic single premium and the net premium (the "Policy Loading") also is allocated to the Variable Account or the fixed-rate option.

Regardless of the Actual Investment Return, the full amount of the policy loading is subtracted from the investment base in equal installments at the beginning of the second through the eleventh policy years.

Illustrations of Premium Rates. The following table illustrates Guaranteed Minimum Death Benefits for a single premium for a male in a standard risk classification.

$5,000 SINGLE PREMIUM POLICY
                                           Guaranteed Minimum
         Male Age at Issue                    Death Benefit
         -----------------                 ------------------
                5                                $44,135
               45                                $12,361
               55                                $ 9,213

$10,000 SINGLE PREMIUM POLICY
                                           Guaranteed Minimum
         Male Age at Issue                    Death Benefit
         -----------------                 ------------------
                5                                $90,333
               45                                $25,301
               55                                $18,857

Charges Deducted from the Premium

Certain deductions are made from the basic single premium to arrive at a net premium for a Policy. These deductions are called the policy loading and are as follows:

Policy Administrative Charge. The Policy administrative charge is $200 and covers administrative expenses which include: (i) processing claims, paying net cash values upon surrender and making Policy changes; (ii) record keeping; (iii) communication with Policyowners; and (iv) other expenses, such as communication with agents. This charge has been set at a level that will recover no more than the actual costs associated with administering the Policy.

Additional Administrative Charge. Keyport America makes an additional administrative charge which varies by premium size but will not exceed $500. This charge is 1% of the basic single premium in excess of $20,000. It covers the cost of: (i) processing applications; (ii) conducting medical examinations;
(iii) establishing Policy records; and (iv) determining insurability and assigning the insured to a risk classification. This charge has been set at a level that will recover no more than the actual costs associated with administering a Policy subject to this charge.

Sales Charge. The charge for sales load made by Keyport America will not be greater than 6.7% of the basic single premium payment. The amount of the sales charge in a policy year is not necessarily related to Keyport America's actual sales expenses for that year. To the extent sales expenses are not covered by the sales charge, they will be paid from surplus and other funds of Keyport America, including any profit derived from the mortality and expense risk charge.

Risk Charge. Keyport America charges 1.5% of the basic single premium to provide for the possibility that the insured will die at a time when the Variable Death Benefit would be less than the Guaranteed Minimum Death Benefit of the Policy.

State Premium Tax Charge. Keyport America deducts 2.25% of the basic single premium to cover state premium taxes. These taxes vary from state-to-state and the 2.25% rate is an average.

Illustration of Net Premium. The following table shows basic single Premiums for a standard risk policy and the corresponding net premiums.

__________________________________________________________________
         Basic Single Premium             Net Premium
         --------------------             -----------
               $  5,000                    $ 4,277.50
               $ 50,000                    $44,275.00
               $100,000                    $88,850.00
__________________________________________________________________

Timing of Deduction of Charges. As discussed above, the charges deducted from the basic single premium (the "Policy Loading") are allocated to the Variable Account and the fixed-rate option and become part of the Policy's investment base. At the beginning of the second policy year and continuing through the eleventh, the policy loading will be removed from the Policy's investment base in equal installments.

Charges Against the Eligible Funds and the Sub-Accounts of the Variable Accounts

Investment Advisory Charge. Charges for investment advisory expenses and certain other costs are deducted from the assets of the Eligible Funds of the Variable Accounts. (See "Investment Management" and Appendix A.)

Mortality and Expense Risk Charge. Keyport America charges the Sub-Accounts of the Variable Account for the mortality and expense risks Keyport America assumes. The charge is made daily at an effective annual rate of .60% of the value of each Sub-Account's assets that are attributable to a Policy. The mortality risk Keyport America assumes is that insureds may live for shorter periods of time than Keyport America estimated. The expense risk Keyport America assumes is that Keyport America's costs of issuing and administering Policies may be more than Keyport America estimated.

If all the money Keyport America collected from this charge is not needed to cover death benefits and expenses, the money will be contributed to Keyport America's general assets which may result in a profit. Conversely, even if the money Keyport America collects is insufficient, Keyport America will provide for all death benefits and expenses, which may result in a loss to Keyport America.

Cost of Insurance Charge. The cost of providing insurance protection for a Policy is deducted annually on the policy anniversary. The cost of insurance charges are calculated by multiplying the average monthly difference between the actual death benefit payable and the cash value times the cost of insurance rate at the time of deduction. The cost of insurance rates used in this calculation are guaranteed never to be greater than the guaranteed cost of insurance rates shown in the Policy which are based on the 1980 Commissioner's Standard Ordinary Mortality Tables. The guaranteed cost of insurance rates vary annually and are based on the age and sex of the insured. Currently, actual cost of insurance rates are less than the guaranteed rates, and actual rates for non-smoker Policies are less than rates for smoker Policies. If the actual cost of insurance rate used in the calculation of the cost of insurance charge is less than the guaranteed cost of insurance rate, the benefits of the Policy will be greater than if the guaranteed cost of insurance rates were used. (See "Variable Death Benefit".) (See Appendix C and Appendix D.)

In the future, if appropriate, Keyport America may impose a charge for certain income taxes incurred in connection with the Variable Account. (See "Charge for Insurance Company Income Taxes".)

Timing of Deduction of Charges. As discussed above, the Investment Advisory Charge and Mortality and Expense Risk Charge are deducted from the Eligible Funds and the Sub-Accounts on a daily basis. The Cost of Insurance Charge, however, is deducted on each policy anniversary.

Guarantee of Premiums and Certain Charges

Keyport America guarantees, and may not increase, charges deducted from premiums and charges to the Sub-Accounts of the Variable Account for mortality and expense risks. Charges for providing insurance protection will never be greater than the maximum costs shown in the Policy which are based on the 1980 Commissioners Standard Ordinary Mortality Tables.

The Investment Base

The investment base is the amount that a Policy provides for investment at any time. It is the sum of the investment bases in each Sub-Account of the Variable Account and the investment base in the fixed-rate option. The policyowner decides how to allocate the investment base, between the Sub-Accounts and the fixed-rate option, at the time the Policy is delivered. The investment base may be redistributed among the Sub-Accounts available under the policy or transferred to the fixed-rate option up to twelve times in a policy year without charge while any additional transfers in a policy year are subject to a $25.00 per transfer administration charge. This administrative charge has been set at a level to recover no more than the actual cost associated with these additional transfers. The charge is deducted from the investment base of each Sub-Account from which the transfers are being made, in proportion to the amount being transferred from each Sub-Account. The greater of 50% of the investment base in the fixed-rate option on the day of the transfer and $10,000 transferred from the fixed-rate option to the Sub-Accounts available under the Policy once each policy year, within sixty days following the policy anniversary.

On the policy date, the investment base is the net premium plus the policy loading. This amount will automatically be allocated to the Money Market Sub-Account on the policy date. After the Right To Examine Policy period, the investment base will be allocated to the Sub-Accounts and the fixed-rate option according to the allocation elected by the Policyowner.

At the beginning of the second policy year and continuing through the eleventh, Keyport America will reduce the Policy's investment base by 10% of the policy loading. Thus, the amount of the policy loading originally deducted from the single premium but added to the initial investment base will be subtracted from a Policy's investment base in equal installments at the beginning of the second through eleventh policy years. The amount deducted from each Sub-Account and the fixed-rate option will be in proportion to the investment base in each Sub-Account and the fixed-rate option as of the date of the deduction.

On each Valuation Day during a policy year, the investment base allocated to any particular Sub-Account will be adjusted to reflect the investment experience of that Sub-Account. (See "Actual Investment Return" and "Net Investment Performance".)

Actual Investment Return

A Policy's Actual Investment Return is the aggregate rate of return of the Policy reflecting the proportion of the investment base allocated to each Sub-Account and the fixed-rate option. It reflects the investment experience of each designated Sub-Account during a policy year and interest credited to amounts in the fixed-rate option.

A Policy's Actual Investment Return is determined on each policy anniversary. The investment experience of a Sub-Account is determined as of each day the New York Stock Exchange is open for trading ("Valuation Day"). This calculation is made as of 4:00 p.m. New York City time.

The investment experience of a Sub-Account reflects increases or decreases in the net asset value of the underlying Eligible Fund's shares, any charges against the assets in each Sub-Account and any dividend or capital gains distribution declared by the Fund. Such dividends and distributions will be re-invested in Fund shares and will thereby affect subsequent investment experience. Charges against the Policy's Sub-Accounts initially will be made only for the mortality and expense risks Keyport America assumes. In the future, Keyport America will also impose a charge against the Sub-Accounts for income taxes to the extent that they are attributable to the Account. (See "Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account" and "Charge for Insurance Company's Income Taxes".)

The effect on the Actual Investment Return of the Policy of including the policy loading in the investment base is to create a greater increase in benefits if the Actual Investment Return is greater than zero, and to create a greater decrease in benefits if the Actual Investment Return is less than zero, than if the policy loading were not included in the investment base. Keyport America assesses the mortality and expense risk charge against the investment base including policy loading in each Sub-Account.

Net Investment Performance

The determination of the net investment performance for a Policy, which is the dollar amount used to calculate the Variable Death Benefit, is based upon a Policy's Actual Investment Return.

The determination of the net investment performance for a Policy starts on the first day of each policy year and ends on the last day of the same policy year. The net investment performance for a Policy is the Policy's Actual Investment Return multiplied by the investment base on the first day of the policy year.

Death Benefit

Subject to the adjustments referred to below, the death benefit will equal the greatest of the Variable Death Benefit as of the last policy anniversary, the Guaranteed Minimum Death Benefit, and the death benefit calculated as of the date of death of the insured. Whether a Policy's Variable Death Benefit is higher than the Guaranteed Minimum Death Benefit depends on the Policy's net investment performance. (See Appendix A.) The death benefit calculated as of the date of death is calculated in the same manner as a Variable Death Benefit, thus reflecting the Policy's net investment performance from the last policy anniversary to the date of death.

The amount of death benefit actually paid to the insured's beneficiary will be reduced by any outstanding policy loan plus accrued interest. The death benefit will reflect any adjustments necessary as a result of misstatement of the insured's age or sex made in the application for insurance or the insured's suicide within two years from the Policy's date of issue (or less as required by the applicable state law). (See "Misstatement of Age or Sex" and "Suicide".)

Interest will be paid from the date of death to the date the death benefit is paid at the annual rate of not less than 3.5%, as determined by Keyport America from time to time, taking into consideration Keyport America's General Account investment experience and other economic factors. (See "Payment Options" and "Payment of Proceeds".)

Guaranteed Minimum Death Benefit

The Guaranteed Minimum Death Benefit depends upon the issue age and sex of the insured and is specified in the Policy. It will not vary with the investment performance of the Policy's Sub-Accounts or participation in the fixed-rate option.

Variable Death Benefit

The Variable Death Benefit reflects all past net investment performance. A Policy's Variable Death Benefit is determined annually as of the policy anniversary. Once determined, the Variable Death Benefit for a Policy remains the same until the following policy anniversary. The Variable Death Benefit will increase if the net investment performance is greater than 4% per year, and generally will decrease if the net investment performance is less than 4% per year. The amount by which the Variable Death Benefit will increase or decrease for any year is the amount of paid-up life insurance which the excess or shortfall in net investment performance over a net investment performance based on 4% per year would purchase at net single premium rates described in the Policy for the insured's age and sex. (See Appendix B.) The death benefit may be automatically increased in certain years in order to maintain the tax status of the Policy. (See "Tax Considerations".)

The Variable Death Benefit will be greater than otherwise calculated if the cost of insurance charge deducted from the cash value is calculated using current cost of insurance rates which are less than the guaranteed cost of insurance rates. The amount by which the Variable Death Benefit will increase is the amount of paid-up life insurance which the excess of the cost of insurance based on the guaranteed cost of insurance rates over the actual cost of insurance deducted would purchase at net single premium rates described in the Policy for the insured's age and sex. (See Appendix B.)

The Variable Death Benefit for a Policy is cumulative. Increases and decreases in the Variable Death Benefit are carried into each succeeding Policy year. The Variable Death Benefit for a Policy can be higher or lower than the Guaranteed Minimum Death Benefit. If the Variable Death Benefit is higher than the Guaranteed Minimum Death Benefit, subsequent net investment performance on the Policy's investment base at annual rates in excess of 4% will produce a larger Variable Death Benefit. If the Variable Death Benefit is lower than the Guaranteed Minimum Death Benefit, subsequent net investment performance on the Policy's investment base at annual rates in excess of 4% must, in most cases, first offset the amount by which the Variable Death Benefit is lower than the Guaranteed Minimum Death Benefit; the Variable Death Benefit will then become higher than the Guaranteed Minimum Death Benefit if the Policy's investment base experience further subsequent net investment performance at annual rates in excess of 4%.

Example: Using the Policy illustrated on page 48, assume a hypothetical constant gross annual rate of return for the Policy's investment base of 0% for the first 5 policy years. This results in a Variable Death Benefit below the Guaranteed Minimum Death Benefit. Net investment performance at a constant annual rate of approximately 30.75% in the 6th policy year would be necessary to offset the amount by which the Variable Death Benefit is lower than the Guaranteed Minimum Death Benefit so that they would be equal at the end of that year. Any subsequent net investment performance at an annual rate in excess of 4% would produce a Variable Death Benefit higher than the Guaranteed Minimum Death Benefit.

In general, equal net investment performance will produce a larger change in the Variable Death Benefit for a younger insured than for an older insured and a slightly larger change for a female insured than for a male insured.

Any increase in the Variable Death Benefit will not bear a dollar-for-dollar relationship to the net investment performance of the Policy's investment base. (See Appendix B.) Nor will any Variable Death Benefit increase necessarily be related to inflation rates. There is no guarantee that net investment performance will be sufficient to result in any increase in the Variable Death Benefit. As stated above, the death benefit paid will never be less than the Guaranteed Minimum Death Benefit, as long as there is no outstanding policy loan.

Cash Value of the Policy

Amount of Net Cash Value. The cash value of a Policy for a given day is equal to:

     The single premium paid for the Policy less any extra premium to cover substandard risk classification and less the policy loading.

     Plus --- any accumulated net investment performance (positive or negative) for the Policy adjusted through the given day (includes accumulated investment performance on any un-recovered policy loading);

     Plus --- any interest payable by Keyport America on amounts transferred to its General Account as a result of a policy loan;

     Minus --- accumulated annual deductions for the cost of insurance adjusted to the given day.

The net cash value for a Policy is its cash value minus any outstanding policy loan and accrued interest.

If the Policy is surrendered during the first Policy year a refund of sales load equal to 4% of the basic single premium will also be paid. (See "Charges Deducted from the Premium", Appendix C --- "How the Investment Base Relates to Net Cash Value" and Appendix D.)

The net cash value of a Policy may increase or decrease between Valuation Days, depending on the Policy's net investment performance. It is possible, because of unfavorable net investment performance of a Policy's Sub-Accounts, for such Policy's net cash value to be reduced to zero. The Policyowner bears the entire risk for such a reduction since there is no guaranteed minimum cash value.

Surrender. A Policy may be surrendered for its net cash value while the insured is living. To surrender a Policy, the Policyowner must send a written request, signed by the Policyowner, together with the Policy to Keyport America's Service Office. The net cash value of a surrendered Policy will be determined as of the date of receipt of the necessary documentation at Keyport America's Service Office. (See "Payment of Proceeds" and "When are communications and payments deemed received at the Keyport America Service Office?".)

Loan Provision

Loan Conditions. After the Policy comes into effect, policy loans may be made at any time. The Policy will be security for the policy loan. Keyport America will make a policy loan as of the policy loan date --- the date as of which a loan request is received at Keyport America's Service Office. (See "When are communications and payments deemed received at the Keyport America Service Office?".) A loan taken from, or secured by, a Policy may have Federal tax consequences. (See "Tax Considerations").

The amount borrowed may not exceed 75% in the first year and 90% in later years, of the cash value after deduction of any outstanding cost of insurance charges, as of the date of receipt of the loan request at Keyport America's Service Office.

If there is a policy loan balance, which includes unpaid accrued interest on the policy loan principal, and the net cash value is not enough to cover the cost of insurance, the difference will be treated as an excess policy loan. If the policy loan charge balance at any time exceeds the cash value of the Policy (excess policy loan), Keyport America will mail a notice to the Policyowner and to any assignee at the address on record with Keyport America. If the excess amount is not paid to Keyport America within 31 days after mailing such notice, the Policy will terminate without value. Such a Policy termination may have tax consequences (see "Tax Treatment of Policy Benefits" Nos. 1,3 & 4).

Effect of Policy Loan. The investment base in the Policy's Sub-Accounts and in the fixed-rate option are reduced by the amount of a policy loan, as of the date of the policy loan. Repayment of principal of the policy loan, in whole or in part, causes this investment base to increase by the amount of the repayment, as of the date of the repayment. (See "When are communications and payments deemed received at the Keyport America Service Office?".)

Keyport America attributes a policy loan to the Policy's Sub-Accounts and the fixed-rate option in proportion to the investment base in each such Sub-Account and the fixed-rate option, unless the Policyowner requests otherwise. However, Keyport America reserves the right to limit the portion of the policy loan attributed to the fixed-rate option. Similarly, Keyport America attributes repayment of a policy loan to the Policy's Sub-Accounts in proportion to the investment base in each, unless the Policyowner requests otherwise.

The amount removed from the Policy's Sub-Accounts and the fixed-rate option as a result of a policy loan will earn 4% interest. This interest will be credited to the Policy's investment base annually in proportion to the Policy's cash value in each such Sub-Account and the fixed-rate option as of the date of crediting. The interest charged to the Policyowner on the policy loan balance will be at a rate of 4.7% per year. The interest on the policy loan balance is due on policy anniversaries and will be deducted from the Policy's cash value if not paid when due.

The amount removed from the Policy's investment base as a result of a policy loan is not affected by the investment experience of those Sub-Accounts or the fixed-rate option from which the amount provided for investment was withdrawn. Therefore, the Variable Death Benefit and the net cash value can be permanently affected by the existence of any policy loan, whether or not repaid in whole or in part. The amount of any outstanding policy loan, plus interest accrued thereon, is subtracted from the amount otherwise payable when the Policy proceeds become payable.

Additional Premium Payments to Increase the Guaranteed Minimum Death Benefit

Subject to state availability and Keyport America's rules as set forth below, a Policyowner may make additional premium payments in order to increase the Guaranteed Minimum Death Benefit of an in-force Policy. Additional payments may be made any time after the Right to Examine Policy period with no limit on the number and frequency of the additional payments. However, the insured must be in the same underwriting classification at the time of the additional payment as at the original issue date. Satisfactory evidence of insurability will be required with each additional payment and Keyport America reserves the right to reject additional payments when evidence satisfactory to it is not provided, and to limit the total amount paid in additional payments. Additional premium payments may change the tax status of the policy in some instances. (See "Tax Considerations".)

Additional premium payments may be made by submitting such payment with an application for change to Keyport America. The minimum payment which will be accepted is $1,000 and the maximum is the amount of single premium paid for the original Policy.

The payment will be added to the Policy's investment base as of the effective date of such payment. Unless the Policyowner specifies otherwise, this payment will be allocated among the Sub-Accounts and the fixed-rate option in proportion to the investment base as of the effective date. The charges deducted from the payment will be the same as those deducted from the basic single premium; however, the additional administrative charge will be 0. These charges will be included in the investment base and will be deducted in ten equal installments beginning on the policy anniversary following the effective date of the payment. (See "Charges Deducted from the Premium".)

The effective date of any payment and the corresponding increase in the Guaranteed Minimum Death Benefit, is the date Keyport America receives the payment and the application with any evidence of insurability that Keyport America may require.

Guarantee of Insurability Rider. This rider gives the Policyowner guaranteed options to make additional payments in order to increase the Guaranteed Minimum Death Benefit at certain times, without evidence of insurability. While the rider is in effect, the Policyowner has the right to make additional payments on each of the first five policy anniversaries. The minimum amount of each additional payment which will be allowed is $1,000. Keyport America reserves the right to limit the total amount made in additional payments under this rider.

Subject to evidence of insurability and meeting the issue age requirements, the Policyowner may extend the guaranteed options to include the sixth through tenth policy anniversaries.

To keep this rider in effect, Keyport America must receive a payment within 60 days following the policy anniversary. If a payment is not made for a particular policy anniversary, the right to make future payments under this rider is forfeited and the rider is no longer in effect. The charges deducted from each additional payment are as stated above.

Effect of an Additional Premium Payment. As of the effective date of the payment, the investment base will be increased by the total payment made. The cash value will also increase as of the effective date, by the amount of the payment less the charges discussed above. The Guaranteed Minimum Death Benefit will be increased by the amount of insurance the net payment will buy. The Variable Death Benefit, however, will remain the same until the next policy anniversary and when recalculated will reflect net investment performance on the increased investment base from the effective date of the additional payment. If the insured dies before the next policy anniversary, the death benefit paid will be the greatest of the Guaranteed Minimum Death Benefit, the Variable Death Benefit then in effect and the death benefit calculated as of the date of death (taking into account the additional payment).

If the Policy has an outstanding loan amount, unless specified otherwise by the Policyowner, any additional payments made will first be applied to the loan balance.

                     THE GENERAL ACCOUNT - FIXED-RATE OPTION

A Policyowner may allocate or transfer all or part of the investment base, including the policy loading, of a Policy to a fixed-rate option funded by Keyport America's General Account. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts and, therefore, the Securities and Exchange Commission has not reviewed the disclosures in this prospectus relating to the General Account. Disclosures regarding the General Account may, however, be subject to certain of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The General Account contains all assets owned by Keyport America except those in the Variable Account and in other separate accounts that may be established by Keyport America. Subject to applicable law, Keyport America has sole discretion over the investment of the assets of the General Account.

As explained earlier, a Policyowner may elect to allocate all or part of the premium payment to the fixed-rate option funded by the General Account, or may transfer funds from the separate account to the fixed-rate option. The allocation or transfer of funds to the General Account does not entitle a Policyowner to share in the investment experience of the General Account. Instead, Keyport America guarantees that the part of the investment base invested under the fixed-rate option will accrue interest daily at an effective annual rate that Keyport America declares periodically. This rate will be in effect from the date money is invested under that option until the next policy anniversary. The interest rate declared will never be less than an effective annual rate of 4%. Upon request, Keyport America will inform a Policyowner of the then applicable rate. Keyport America is not obligated to credit interest at a rate higher than 4%, although in its sole discretion it may declare a higher rate which would then be applicable until the next policy anniversary. The crediting rate declared by Keyport America regarding amounts allocated to the fixed-rate option is net of all charges except the annual cost of insurance charge which is determined and deducted in the same manner as the cost of insurance charge deducted from assets allocated to the Sub-Accounts, and the policy loading. At the beginning of the second policy year and continuing through the eleventh, Keyport America will reduce the Policy's investment base in the fixed-rate option by the proportionate amount of policy loading being subtracted from the Policy's investment base. (See "The Investment Base".)

                              OTHER POLICY FEATURES

Payment of Proceeds

As long as the Policy is not being contested, Keyport America will ordinarily pay any net cash value, policy loan or death benefit proceeds within 7 days after receipt at Keyport America's Service Office of a signed request for surrender of a Policy, a request to make a policy loan or proof of death of the insured, respectively, in a form satisfactory to Keyport America. (See "When are communications and payments deemed received at the Keyport America Service Office?" and "Limits to Keyport America's Right to Challenge the Policy".)

However, Keyport America reserves the right to suspend or postpone the payment of such proceeds for any period: (i) when the New York Stock Exchange is closed for trading, (ii) when the Securities and Exchange Commission determines that a state of emergency exists which may make payment or transfer impractical, or
(iii) at any other time when an Eligible Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares. Keyport America may also delay making a policy loan if Keyport America receives a written or telephone loan request during the period when a transfer to a Sub-Account is being delayed. (See "Transfer Option".)

The payee may elect to receive the death benefit or cash value proceeds in a lump sum or under other payment options. (See "Payment Options".)

Keyport America reserves the right to postpone payments of policy values attributable to the fixed rate option for up to six months.

Investment Option

On the policy date, which is either the date the application is signed (the later of Part I or the Part II, if required) or the date the premium is received, if later, the Policy's investment base is automatically allocated to the Money Market Sub-Account. (This Money Market Sub-Account no longer exists but was in existence when the automatic allocation occurred under all the Policies.) After the Right To Examine Policy period, the Policyowner has the option to allocate this amount, which will reflect any net investment experience and charges deducted during that time, among the available Sub-Accounts of the Variable Account and the fixed-rate option in any combination. Any portion allocated to one of the Policy's Sub-Accounts or the fixed-rate option must be at least 10% of the investment base on the date the allocation takes effect. Percentages allocated must be in whole numbers. The initial election must be made by the Policyowner at the time the Policy is delivered.

Transfer Option

The Policyowner may redistribute the investment base among available Sub-Accounts and the fixed-rate option up to twelve times during a policy year without Keyport America's consent.

Amounts may be transferred from the fixed-rate option to the Sub-Accounts once each policy year, within sixty days following the policy anniversary. The amount which may be transferred from the fixed-rate option is limited to the greater of 50% of the investment base in the fixed-rate option on the day of the transfer and $10,000.

All Sub-Account transfer requests made at the same time will be treated as a single redistribution and will be effective at net asset value as of the date of receipt of the transfer request at Keyport America's Service Office. (See "When are communications and payments deemed received at the Keyport America Service Office?".) Keyport America may refuse to process transfer requests under one or more Policies in order to maintain the status of the Policies under the Internal Revenue Code.

Keyport America may also delay making a policy loan if Keyport America receives a written or telephone loan request during the period when a transfer to a Sub-Account is being delayed.

Group or Sponsored Arrangements

The sales load, the administrative charge, and the minimum premium set forth in this prospectus may be reduced for Policies issued in connection with group or sponsored arrangements. In addition, under such group or sponsored arrangements, underwriting classifications may be modified. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases Policies covering a group of individuals on a group basis. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees for the purchase of Policies on an individual basis, often through a voluntary payroll deduction arrangement.

Keyport America will reduce these charges in accordance with its rules in effect on the date an application for a Policy is approved. To qualify for such reductions, a group or sponsored arrangement must satisfy certain criteria as to, for example, size and number of years in existence. Generally, the sales effort, administrative cost, and mortality cost per Policy vary with the size of the group or sponsored arrangement, its stability as indicated by its term of existence and certain characteristics of its members, the purposes for which Policies are purchased, and other factors. The amounts of reductions and the criteria for qualification will reflect the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying group and sponsored arrangements. Keyport America's current rules call for reductions resulting in a sales load of not more than 5.7% of the premium.

Keyport America may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification. In no event, however, will group or sponsored arrangements established for the sole purpose of purchasing Policies, or that have been in existence for less than six months, qualify for such reductions. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Policyowners and all other Policyowners funded by the Variable Account.

Legal Considerations for Employers

In 1983, the Supreme Court decided in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex.

The policy offered by this prospectus is based on mortality tables that distinguish between men and women. As a result, the policy pays different benefits to men and women of the same age. Employers and employee organizations should check with their legal advisers before purchasing this policy.

The States of Montana and Massachusetts prohibit the use of actuarial tables that distinguish between men and women in determining premiums and policy benefits for policies issued on the life of their residents. Therefore, the policy offered by this prospectus to insure residents of Montana and Massachusetts will have premiums and benefits which are based on actuarial tables that do not differentiate on the basis of sex.

Payment Options

The death benefit or net cash value proceeds of a Policy can be paid in a lump sum, or the Policyowner or payee can choose to apply all or part of the proceeds under one of the payment options described below. Other types of options are available and may be agreed to upon application to Keyport America's Service Office. Keyport America will pay interest on the death benefit proceeds at a rate set by us or that required by State law if greater, from the date of death to the date of payment in a lump sum or to the effective date of the elected payment options. The rate will not be less than 3 1/2% a year compounded yearly. Proceeds applied under a payment option will no longer be affected by investment performance.

Plan A --- Income for a Fixed Period

We will pay a monthly income for a fixed period of time agreed on, not exceeding 30 years.

Plan B --- Income for Life

We will pay a monthly income during the lifetime of the payee. Payments will cease on the payee's death.

Plan C --- Income for Life with Payments for 10 Years Guaranteed

We will pay a monthly income during the lifetime of the payee or, if the payee dies before 120 months have expired, for 120 months.

Plan D --- Income for Joint and Survivor Payees

We will pay a monthly income as long as either payee survives.

Amounts less than $1,000 can be applied to a payment option only with Keyport America's consent. If income payments under an option would be less than $50 each, Keyport America can change the interval of payments to 3 or 6 or 12 months in order to increase each payment to at least $50.

Policyowner

The Policyowner is named in the application for the Policy and is addressed as "you" in the Policy. While the insured is living, the Policyowner may exercise all the rights and privileges granted by the Policy. But these may be limited by: any statutory restrictions; the rights of any beneficiary appointed irrevocably; or the rights of any assignees. The rights of the Policyowner will terminate at the death of the insured, except for the rights to payment of benefits.

Beneficiary

The Policyowner names in the application for this Policy one or more beneficiaries to receive any proceeds payable on the death of the insured. While the insured is living, the beneficiary may be changed from time to time. A written notice, satisfactory to Keyport America, must be dated and signed by the Policyowner who is making the change. The change will be subject to all payments made and action taken by Keyport America under the Policy before the signed change form is received by Keyport America at its Service Office. If the appointment of the previous beneficiary was irrevocable, that beneficiary's consent is required. The change of beneficiary will be effective as of the date the notice of change is signed.

The beneficiary has no rights in the Policy until the death of the insured. An individual must survive the insured to qualify as beneficiary. If no beneficiary is alive when the insured dies, the proceeds will be paid to the Policyowner, if living, or to the Policyowner's estate.

Assignments

An absolute assignment of the Policy by the Policyowner is a change of Policyowner and beneficiary to the assignee. A collateral assignment of the Policy by the Policyowner is not a change of Policyowner or beneficiary; however, their rights will be subject to the terms of the assignment. Assignments will be subject to all payments made and actions taken by Keyport America before a signed copy of the assignment form is received by the Company at its Service Office. Keyport America will not be responsible for determining whether or not an assignment is valid. An assignment may have Federal income tax consequences.
(See "Tax Considerations".)

            DISTRIBUTION AGREEMENT AND OTHER CONTRACTUAL ARRANGEMENTS

The Policy will be sold by licensed insurance agents in those states where the Policy may be lawfully sold. Such agents will be registered representatives of broker-dealers that have entered into distribution agreements for the Policies. Such broker-dealers are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. (NASD). The Policy will be distributed through Keyport Financial Services Corp., which is an affiliate of Keyport America and also a member of the NASD.

Keyport America and Keyport Life Insurance Company have entered into an administrative services agreement under which Keyport will, on behalf of Keyport America as its agent, provide all administration for the Policies.

                    OTHER POLICIES ISSUED BY KEYPORT AMERICA

Keyport America may, from time to time, offer other life insurance policies which may be similar to those offered herein. Keyport America also previously issued several forms of fixed premium life plans and fixed and variable annuity contracts.

            LIMITS TO KEYPORT AMERICA'S RIGHT TO CHALLENGE THE POLICY

Keyport America generally cannot challenge the validity of the Policy or any increase in the Guaranteed Minimum Death Benefit after it has been in effect during the insured's lifetime for 2 years from the date of issue or for two years from the date of any additional premium payment. However, Keyport America can, of course, challenge at any time any claim believed to have been improperly submitted under the Policy.

Misstatement of Age or Sex

If the insured's age or sex is misstated in the Policy application, the Policy's cash value and death benefit will be what the premium paid would have purchased based on the insured's true age and sex.

Suicide

If the insured commits suicide within two years from the Policy's date of issue (or less as required by the applicable state law), the death benefit will be limited to the premium paid minus any outstanding policy loan and accrued interest. If the insured commits suicide within two years from the effective date of any increase in the Guaranteed Minimum Death Benefit, the Death Benefit attributable to such increase will be limited to the additional premium paid for such increase.

                               TAX CONSIDERATIONS

The following discussion provides a general description of the Federal income tax consequences associated with the purchase of the Policy. It does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. A qualified tax adviser should be consulted for detailed information regarding tax implications with respect to specific purchases. The discussion is based upon Keyport America's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made regarding the likelihood of continuation of these present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

Tax Status of the Policy

Section 7702 of the Code sets forth a definition of a life insurance contract for Federal tax purposes. This definition can be satisfied by complying with either of two tests set forth in section 7702. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations interpreting the manner in which these tests are to be applied, such regulations have not been issued. In addition, for Policies entered into after October 20, 1988, the Technical and Miscellaneous Revenue Act of 1988 ("TAMRA") provides certain new requirements with respect to the mortality (i.e., cost of insurance) and other expense charges that are to be used in determining compliance with section 7702. Guidance as to how these new requirements are to be applied is extremely limited. If a policy were determined not to be a life insurance contract for purposes of section 7702, such policy would not provide most of the tax advantages normally provided by a life insurance policy.

With respect to a Policy entered into before October 21, 1988, although there are no regulations interpreting the manner in which the tests under section 7702 are to be applied, Keyport America believes that such a Policy should meet the definition of a life insurance contract for Federal tax purposes. However, an exchange of a Policy entered into before October 21, 1988, or possibly other changes, might cause such a Policy (or in the case of an exchange, the new Policy received in such exchange) to be treated as entered into after October 20, 1988, and, in such circumstances, the Policy (or the new Policy in the case of an exchange) would be subject to the new mortality and other expense charge requirements prescribed by TAMRA. Accordingly, the Owner of a Policy entered into before October 21, 1988, should contact a competent tax adviser before exchanging, or making any other change to, such Policy to determine whether the exchange or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as entered into after October 20, 1988.

With respect to a Policy entered into after October 20, 1988 that is issued on the basis of a standard rate class, while there is some uncertainty due to the lack of regulations and the limited guidance on the section 7702 requirements prescribed by TAMRA, Keyport America nonetheless believes that such a Policy should meet the section 7702 definition of a life insurance contract.

With respect to a Policy entered into after October 20, 1988, that is issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk), there is even less guidance, in particular as to how the requirements prescribed by TAMRA are to be applied in determining whether such a Policy meets the section 7702 definition of a life insurance contract. Thus, it is not clear whether or not such a Policy would satisfy section 7702, particularly if the Policyowner pays the full amount of premiums permitted under the Policy.

If it is subsequently determined that a Policy does not satisfy section 7702, Keyport America will take whatever steps are appropriate and reasonable to cause such a Policy to comply with section 7702. For these reasons, Keyport America reserves the right to modify the Policy as necessary to qualify it as a life insurance contract under section 7702.

Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Variable Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. The Variable Account, through the Eligible Funds, intends to comply with the diversification requirements prescribed by the Treasury in Reg. Sec. 1.817-5, which affect how the Eligible Funds' assets may be invested. Although Stein Roe & Farnham Inc., Keyport Advisory Services Corp., Newport Fund Management Inc. and Colonial Management Associates, Inc. are affiliates of Keyport America, Keyport America does not control the Trusts or their investments. Keyport America, however, believes that each Fund in which the Variable Account owns shares will be operated in compliance with the requirements prescribed by the Treasury.

The Treasury has also announced that the diversification regulations do not provide guidance concerning the tax consequences of the extent to which Policyowners may direct their investments to sub-accounts of a separate account. Additional guidance in this regard is expected in the near future. It is not clear what this additional guidance will provide nor whether it will be applied on a prospective basis only. It is possible that when additional guidance on this issue is announced, the Policy may need to be modified to comply with such guidance. For these reasons, Keyport America reserves the right to modify the Policy as necessary to prevent the Policyowner from being considered the owner of the assets of the Variable Account or otherwise to qualify the Policy for favorable tax treatment.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

1. In general. Keyport America believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under section 101(a)(1) of the Code.

          The exchange of the Policy, a change of the Policy's
          Guaranteed Minimum Death Benefit, a Policy loan, an additional premium payment, a Policy lapse with an outstanding loan, an assignment or pledge of a Policy, or a surrender may have tax consequences depending on the circumstances. Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Policyowner or Beneficiary. Interest paid on a Policy loan is not tax deductible. A competent tax adviser should be consulted for further information.

          Generally, the Policyowner will not be deemed to be in constructive receipt of the cash value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from, or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract" under section 7702A, which was recently added to the Code by TAMRA.

2. Modified endowment contracts. Because of the premium level contemplated under the Policies, all Policies entered into after June 20, 1988, will be treated as modified endowment contracts. Moreover, a Policy entered into before June 21, 1988, that is "materially changed" after June 20, 1988, may in certain circumstances be treated as a modified endowment contract. With respect to a Policy entered into before June 21, 1988, a change in such Policy's Guaranteed Minimum Death Benefit, the payment of an additional premium, or the exchange of such a Policy, among other things, may cause a material change to such Policy, which could result in the treatment of the Policy (or the new Policy in the case of an exchange) as a modified endowment contract. The material change rules for determining when a Policy entered into before June 21, 1988, will be treated as a modified endowment contract are extremely complex and, therefore a Policyowner should contact a competent tax adviser before paying any additional premium or effecting any other change in, including an exchange of, a Policy entered into before June 21, 1988. In addition, a life insurance contract received in exchange for a Policy classified as a modified endowment contract will be treated as a modified endowment contract.

3. Distributions from Policies Classified as Modified Endowment Contracts. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all pre-death distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the cash value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. In this regard, the Internal Revenue Service could take the position that capitalized interest on such loans is to be treated as a distribution from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the Policyowner attains age 59 1/2, is attributable to the Policyowner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's Beneficiary.

4. Distributions from Policies not Classified as Modified Endowment Contracts. Distributions from a Policy entered into before June 21, 1988, and which is not materially changed (see discussion above) after June 20, 1988, or, if materially changed, is not classified as a modified endowment contract after such material change, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policyowner in order for the Policy to continue complying with the section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

          Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Owner.

          Upon a complete surrender or lapse of a Policy that is not a modified endowment contract, or when benefits are paid at such a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

          Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

5. Investment in the Policy. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the Policyowner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Policyowner.

6. Multiple Polices. Under TAMRA, all modified endowment contracts that are issued by Keyport America (or its affiliates) to the same Policyowner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in gross income under section 72(e) of the Code.

Charge for Insurance Company Income Taxes

Keyport America is taxed as a life insurance company under Part I of sub-chapter L of the Code. Since the Variable Account is not an entity separate from Keyport America and its operations form a part of Keyport America, the Variable Account will not be taxed separately as a "regulated investment company" under sub-chapter M of the Code. Keyport America does not expect to incur any Federal income tax liability attributable to investment income and realized net capital gains on assets of the Variable Account. Based upon this expectation, it is anticipated that no charges will be made against the Variable Account for Federal income taxes. If any Federal income taxes are incurred by Keyport America with respect to the Variable Account, Keyport America may make a charge to the Variable Account to pay such taxes.

Under current laws Keyport America may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is material change in applicable state or local tax laws, charges for such taxes, if any, attributable to the Variable Account may be made.

                                   MANAGEMENT

The Directors and Executive Officers of Keyport America and their principal business experience during the past five years are as follows:

                       Principal Business Experience During
Name                   the Past Five Years

John W. Rosensteel     Formerly, Senior Vice President, Aetna Life and
                       Casualty, Hartford, CT; Currently, Director, President and Chief Executive Officer of Keyport America, Keyport
                       Life Insurance Company and Keyport Advisory Services
                       Corp.; Chairman of the Board and President of Keyport
                       Financial Services Corp.

John E. Arant, III     Senior Vice President - Chief Sales Officer of Keyport
                       and Keyport America Life Insurance Company; Director and Senior Vice President - Chief Sales Officer of
                       Keyport Advisory Services Corp.; Vice President and Chief
                       Sales Officer Keyport Financial Services Corp.

Paul H. LeFevre, Jr.   Director, Senior Vice President and Chief Financial
                       Officer of Keyport America and Keyport Advisory
                       Services Corp.; Senior Vice President and Chief
                       Financial Officer of Keyport Life Insurance Company.

Francis E. Reinhart    Senior Vice President and Chief Administrative Officer
                       of Keyport America, Keyport Life Insurance Company and
                       Keyport Advisory Services Corp.; Director and Vice
                       President-Administration Keyport Financial Services Corp.

William L. Dixon       Vice President - Compliance and Assistant Secretary of
                       Keyport America and Keyport Life Insurance Company;
                       Vice President - Compliance of Keyport Advisory
                       Services Corp. and Keyport Financial Services Corp.

Bruce C. Crozier       Vice President and Chief Actuary of Keyport America and
                       Keyport Life Insurance Company.

James J. Klopper       Vice President, Counsel and Assistant Secretary of
                       Keyport America and Keyport Life Insurance Company; Vice
                       President, Counsel and Clerk of Keyport Advisory
                       Services Corp.; Clerk of Keyport Financial Services Corp.

Lee R. Roberts         Vice President - Planning and Corporate Affairs of
                       Keyport America and Keyport Life Insurance Company;
                       Director and Treasurer of Keyport Advisory Services
                       Corp. and Keyport Financial Services Corp.

Jeffery J. Whitehead   Vice President, Treasurer and Controller of Keyport
                       America and Keyport Life Insurance Company.

Stewart R. Morrison    Vice President - Investments of Keyport America,
                       Keyport Life Insurance Company, and Keyport Advisory
                       Services Corp.

The principal business address for each of the Directors and Executive Officers is 125 High Street, Boston, MA. 02110.

                                 VOTING RIGHTS

Keyport America is the legal owner of all Variable Account assets, which consist primarily of shares of the Eligible Funds held in the investment Sub-Accounts of the Variable Account. As such, Keyport America is the legal owner of such shares with the corresponding right to vote them. However, in accordance with Keyport America's view of the present applicable law, the Policyowner will be permitted to give instructions as to how shares of each series, in which such Policyowner has an interest, should be voted at meetings of shareholders.

Those Policyowners permitted to give instructions and the number of shares for which instructions may be given will be determined as of the record date for the meeting, which shall not be more than 90 days before the date of the meeting. The number of shares of each Sub-Account for which a Policyowner may give instructions is determined by dividing the portion of that Policy's net cash value derived from participation in that Sub-Account by the value of one share in the portfolio of the corresponding Trust. Whether or not voting instructions are actually given by a particular Policyowner or particular Policyowners, all shares of the Eligible Funds held in any Sub-Account will be voted for, against, or withheld from voting on any proposition in the same proportion as (i) the aggregate record date net cash value held in such Sub-Account for Policies giving instructions, respectively, to vote for, against, or withhold votes on such proposition, bears to (ii) the aggregate record date net cash value held in the Sub-Account for all Policies for which voting instructions are received.

Other separate accounts of Keyport America may also invest premiums for variable life insurance policies and payments for variable annuity contracts in shares of the Trusts. Those shares will probably be voted according to the instructions of the owners of insurance policies and annuity contracts funded through those other separate accounts. This will dilute the effect of the voting instructions of the owners of policies funded through the Variable Account. Keyport America does not foresee any disadvantage to Policyowners from that dilution. Nevertheless, the Board of Trustees of the Trusts will monitor events to identify conflicts that may arise and determine appropriate action. If Keyport America thinks that any Trust action is insufficient, Keyport America will see that appropriate action is taken to protect Policyowners.

Keyport America may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the investment objectives of an Eligible Fund or to approve or disapprove an investment advisory or underwriting contract for such an Eligible Fund. In addition, Keyport America itself may disregard voting instructions in favor of changes initiated by a Policyowner or the Trusts' Board of Trustees in the investment policy, investment adviser or principal underwriter of an Eligible Fund if Keyport America (i) reasonably disapproves of such changes and (ii) in the case of a change in investment policy or investment adviser, makes a good faith determination that the proposed change is contrary to state law or prohibited by state regulatory authorities or that the change would be inconsistent with a Sub-Account's investment objectives or would result in the purchase of securities which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts of Keyport America or of an affiliated life insurance company, which separate accounts have investment objectives similar to those of the Sub-Account. In the event Keyport America does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next semi-annual report to Policyowners.

                       RIGHTS RESERVED BY KEYPORT AMERICA

The voting procedures described in this prospectus are based on Keyport America's current understanding of requirements under applicable Federal securities laws. In the future, to the extent that Keyport America is no longer legally required to accept voting instructions for shares of the Trusts from Policyowners, Keyport America reserves the right not to do so. Keyport America also reserves the right, subject to compliance with applicable law, including approval of Policyowners if so required, (1) to create new investment accounts;
(2) to combine any two or more separate investment accounts including the Variable Account; (3) to make available additional Sub-Accounts of the Variable Account investing in additional Eligible Funds; (4) to substitute other investment company shares for those of the Eligible Funds; (5) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law; and (6) to de-register the Variable Account under the Investment Company Act of 1940 in the event such registration is no longer required. Policyowner approval would probably not be required for Keyport America to exercise most of these rights. However, Keyport America will notify a Policyowner if any such exercise of rights were to result in a material change in the Variable Account or its investments, although notice may not be legally required in all cases. Except as set forth above and as required by Federal or state law or regulation, Keyport America will not take any action adversely affecting the rights of Policyowners without their consent.

                                     REPORTS

Annually, as of the policy anniversary, Keyport America will send a statement to the Policyowners setting forth the death benefit, cash value of the Policy and any outstanding policy loan principal. Keyport America will also send confirmations of significant financial activities, such as policy loans, reallocations among Sub-Accounts, and surrenders, when the transactions occur.

Policyowners will be sent semi-annually a report containing the financial statements of the Eligible Funds.

                                  LEGAL MATTERS

Legal matters in connection with the Policies described in this prospectus have been passed upon by James J. Klopper, Esq., Vice President and Counsel of Keyport America.

                                LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Keyport America is not involved in any litigation that is of material importance in the relation to its total assets or that relates to the Variable Account.

                             REGISTRATION STATEMENT

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                     EXPERTS

The statutory financial statements of Keyport America Life Insurance Company as of December 31, 1994 and 1993 and for the years then ended December 31, 1994 and the financial statements of Keyport America Variable Life Separate Account as of December 31, 1994 and for each of the years in the three-year period ended December 31, 1994, included herein, have been included herein in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, and upon the authority of that firm as experts in accounting and auditing.

                     [This page is intentionally left blank]

                                   APPENDIX A

Illustrations of Death Benefits and Cash Values

The tables in Appendix A illustrate sample Policies and the tables, and the assumptions and estimates upon which they are based, are as of April 10, 1990, since the Policies have not been available for sale. The tables show how the death benefit, investment base and net cash value could vary over an extended period of time assuming hypothetical gross rates of return equivalent to constant after tax annual rates of 0%, 4%, 8% and 12%, respectively. The tables are based on a single premium of $10,000 for males aged 5, 45 and 55, in a standard risk classification and illustrate both Keyport America's maximum and current (as of April 10, 1990) non-smoker mortality. These tables will assist in the comparison of death benefits, investment bases, and net cash values of the policy with other variable life insurance plans.

Death benefits, investment bases and net cash values for a Policy would be different from the amount shown if the actual gross rates of return averaged 0%, 4%, 8% or 12%, but varied above and below that average for the period. They would also be different depending on the allocation of the investment base among the Variable Account's Sub-Accounts, if the actual gross rate of return for all Sub-Accounts averaged 0%, 4%, 8% or 12%, but varied above or below that average for individual Sub-Accounts. They would also differ if any policy loan were made during the period of time illustrated.

The illustrations in Appendix A assume the cost of insurance charges are based on either current (as of April 10, 1990) cost of insurance rates (pages 40, 42 &
44), or guaranteed cost of insurance rates (pages 39, 41 & 43).

The death benefit investment base and net cash values shown in the tables reflect the fact that deductions have been made from the single premium. They also reflect a daily charge assessed against the Variable Account for mortality and expense risks equivalent to an annual charge of .60% of the average daily value of the assets in the Variable Account attributable to the Policies. The amounts shown in the table also reflect the investment advisory expenses incurred by the Crown Series Fund, Inc. (the formerly available Eligible Funds) during 1989 at an annual rate of .40% of the average daily net assets of each series of the Crown Series Fund. This amount does not reflect expenses incurred by the Crown Series Fund in 1989 in excess of .20% of average daily net assets of each of the Zero Coupon Bond Series and .40% of the average daily net assets of each of the other Series. Pursuant to its agreement with Crown Series Fund, the Fund's investment adviser reimbursed the Crown Series Fund for this excess which was $365,198. The actual investment advisory expenses may be more or less than .40%, and will depend on the allocations made by the Policyowner. If the reimbursement agreement with the Fund's investment adviser had not been in effect, all of the actual expenses incurred by the Crown Series Fund would be included in the calculation of the death benefits and the net cash value for a Policy with the result that the amount of any increase in the death benefit from the guaranteed minimum death benefit and the amount of the cash surrender value of the Policy would be reduced.

Taking account of the charges for expense and mortality risks in the Variable Account and the 1989 investment advisory fees in the Crown Series Fund, the gross annual rates of return of 0%, 4%, 8% and 12% correspond to Actual Investment Returns of (1.0%), 3.0%, 7.0% and 11.0%, respectively.

The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Variable Account since no such charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, investment base and cash values illustrated. (See "Charge for Insurance Company Income Taxes".)

The third column of each table shows the amount which would accumulate if an amount equal to the single premium was invested to earn interest, after taxes, of 5% per year, compounded annually.

The tables show that if a Policy is returned in its early years for payment of its net cash value, the net cash value will be low in comparison to the premium accumulated with interest. This means that the cost of maintaining insurance for a relatively short time will be high.

                          SINGLE PREMIUM VARIABLE LIFE

                                   Issue Age 5
                         $10,000 Single Premium for MALE
                    $90,333 Guaranteed Minimum Death Benefit

                    Using Guaranteed Cost of Insurance Rates

                                                    End of Year
                                                   DEATH BENEFIT
                      Total Premiums         Assuming Hypothetical Gross
End of                  Paid Plus5% as       Annual Investment Return of
Policy               Interest at 5% as  -------------------------------------
 Year     Payments    of End of Year       0%        4%       8%          12%
------    --------   -----------------  -------   -------   -------   --------
1          $10,000       $10,500        $90,333   $90,333   $93,872    $97,843
2                0        11,025         90,333    90,333    97,441    105,727
3                0        11,576         90,333    90,333   101,008    113,981
4                0        12,155         90,333    90,333   104,580    122,640
5                0        12,763         90,333    90,333   108,162    131,739
6                0        13,401         90,333    90,333   111,761    141,319
7                0        14,071         90,333    90,333   115,382    151,420
8                0        14,755         90,333    90,333   119,032    162,086
9                0        15,513         90,333    90,333   122,716    173,364
10               0        16,289         90,333    90,333   126,439    185,302
15               0        20,789         90,333    90,333   146,441    257,801
20 (age 25)      0        26,533         90,333    90,333   169,607    358,665
30 (age 35)      0        33,864         90,333    90,333   227,513    694,218
60 (age 65)      0       146,356         90,333    90,333   549,148   5,034,046


                      End of Year                         End of Year
                    INVESTMENT BASE                   CASH SURRENDER VALUE*
               Assuming Hypothetical Gross          Assuming Hypothetical Gross
End of         Annual Investment Return of          Annual Investment Return of
Policy     ----------------------------------      -------------------------------
 Year         0%        4%      8%       12%       0%      4%       8%       12%
------      ------  -------  -------  ---------  ------  ------  -------  ---------

1           $9,714  $10,111  $10,508    $10,905  $8,993  $9,390   $9,788    $10,185
2            9,441   10,234   11,058     11,913   8,445   9,238   10,062     10,917
3            9,177   10,365   11,648     13,033   8,306   9,493   10,777     12,161
4            8,921   10,502   12,282     14,273   8,174   9,755   11,535     13,526
5            8,670   10,646   12,959     15,648   8,047  10,024   12,336     15,025
6            8,423   10,794   13,681     17,167   7,925  10,296   13,183     16,669
7            8,177   10,943   14,446     18,841   7,804  10,569   14,072     18,467
8            7,930   11,089   15,251     20,678   7,681  10,840   15,002     20,429
9            7,680   11,228   16,096     22,687   7,555  11,104   15,971     22,563
10           7,427   11,361   16,978     24,882   7,427  11,361   16,978     24,882
15           6,762   12,607   22,789     40,119   6,762  12,607   22,789     40,119
20 (age 25)  6,177   14,036   30,690     64,900   6,177  14,036   30,690     64,900
30 (age 35)  5,287   17,846   57,099    174,228   5,287  17,846   57,099    174,228
60 (age 65)  2,961   32,762  328,378  3,010,245   2,961  32,762  328,378  3,010,245

* The cash surrender value in the first year includes a refund of 4% of the gross single premium.

It is emphasized that the hypothetical gross annual rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual rates of return. Actual gross rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by a Policyowner, and the investment experience of the Policy's Sub-Accounts.

The death benefit, investment base and cash value for a Policy would be different from those shown if the actual gross annual rates of return averaged 0%, 4%, 8%, and 12% over a period of years, but varied above or below that average during the period. They would also be different if any policy loan were made during the period. No representations can be made by Crown America or the series fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                          SINGLE PREMIUM VARIABLE LIFE

                                   Issue Age 5
                         $10,000 Single Premium for MALE
                    $90,333 Guaranteed Minimum Death Benefit

                    Using Guaranteed Cost of Insurance Rates

                                                    End of Year
                                                   DEATH BENEFIT
                      Total Premiums         Assuming Hypothetical Gross
End of                  Paid Plus            Annual Investment Return of
Policy               Interest at 5% as  --------------------------------------
 Year      Payments   of End of Year       0%          4%        8%        12%
------     --------  ----------------   -------   -------   -------  ---------
1          $10,000       $10,500        $90,333   $90,646   $94,646    $98,646
2                0        11,025         90,333    90,846    98,941    107,345
3                0        11,576         90,333    90,938   103,218    116,458
4                0        12,155         90,333    90,941   107,499    126,038
5                0        12,763         90,333    90,872   111,800    136,139
6                0        13,401         90,333    90,754   116,153    146,834
7                0        14,071         90,333    90,620   120,603    158,226
8                0        14,775         90,333    90,501   125,200    170,436
9                0        15,513         90,333    90,418   129,900    183,585
10               0        16,289         90,333    90,381   135,001    197,789
15               0        20,789         90,333    90,847   164,144    288,878
20 (age 25)      0        26,533         90,333    90,016   198,922    420,528
30 (age 35)      0        33,864         90,333    90,333   284,783    868,706
60 (age 65)      0       146,356         90,333    90,333   791,977  7,257,871


                         End of Year                        End of Year
                      INVESTMENT BASE                   CASH SURRENDER VALUE*
                 Assuming Hypothetical Gross         Assuming Hypothetical Gross
End of           Annual Investment Return of         Annual Investment Return of
Policy      -----------------------------------  -----------------------------------
 Year         0%       4%       8%        12%      0%       4%        8%       12%
------------------------------------------------------------------------------------
1           $9,786  $10,186  $10,586    $10,986  $9,065   $9,465   $9,865    $10,265
2            9,573   10,377   11,213     12,080   8,577    9,381   10,217     11,084
3            9,362   10,574   11,884     13,297   8,491    9,702   11,013     12,425
4            9,154   10,777   12,603     14,648   8,407   10,030   11,856     13,901
5            8,947   10,987   13,374     16,150   8,324   10,364   12,751     15,527
6            8,742   11,203   14,199     17,818   8,244   10,705   13,701     17,320
7            8,538   11,426   15,082     19,671   8,165   11,052   14,709     19,298
8            8,337   11,655   16,029     21,730   8,088   11,406   15,780     21,481
9            8,138   11,892   17,042     24,018   8,013   11,768   16,918     23,893
10           7,940   12,136   18,128     26,559   7,940   12,136   18,128     26,559
15           7,589   14,138   25,544     44,956   7,589   14,138   25,544     44,956
20(age 25)   7,253   16,469   35,995     76,095   7,253   16,469   35,995     76,095
30(age 35)   6,626   22,349   71,472    218,019   6,626   22,349   71,472    218,019
60(age 65)   4,276   47,272  473,584  4,340,042   4,276   47,272  473,584  4,340,042

* The cash surrender value in the first year includes a refund of 4% of the gross single premium.

It is emphasized that the hypothetical gross annual rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual rates of return. Actual gross rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by a Policyowner, and the investment experience of the Policy's Sub-Accounts.

The death benefit, investment base and cash value for a Policy would be different from those shown if the actual gross annual rates of return averaged 0%, 4%, 8%, and 12% over a period of years, but varied above or below that average during the period. They would also be different if any policy loan were made during the period. No representations can be made by Crown America or the series fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                          SINGLE PREMIUM VARIABLE LIFE

                                  Issue Age 45
                         $10,000 Single Premium for MALE
                    $25,301 Guaranteed Minimum Death Benefit

                    Using Guaranteed Cost of Insurance Rates

                                                         End of Year
                                                        DEATH BENEFIT
                         Total Premiums         Assuming Hypothetical Gross
End of                     Paid Plus            Annual Investment Return of
Policy                 Interest at 5% as   -----------------------------------
 Year        Payments    of End of Year      0%         4%       8%      12%
------       --------  -----------------   -------   -------  -------  -------
1            $10,000        $10,500        $25,301   $25,301  $26,287  $27,399
2                  0         11,025         25,301    25,301   27,286   29,607
3                  0         11,576         25,301    25,301   28,286   31,920
4                  0         12,155         25,301    25,301   29,288   34,347
5                  0         12,763         25,301    25,301   30,293   36,898
6                  0         13,401         25,301    25,301   31,302   39,583
7                  0         14,071         25,301    25,301   32,318   42,415
8                  0         14,775         25,301    25,301   33,342   45,405
9                  0         15,513         25,301    25,301   34,375   48,566
10                 0         16,289         25,301    25,301   35,418   51,912
15                 0         20,789         25,301    25,301   41,021   72,222
20 (age 65)        0         26,533         25,301    25,301   47,511  100,478
25 (age 70)        0         33,864         25,301    25,301   55,026  139,790
30 (age 75)        0         43,219         25,301    25,301   63,731  194,482


                    End of Year                            End of Year
                  INVESTMENT BASE                     CASH SURRENDER VALUE*
             Assuming Hypothetical Gross          Assuming Hypothetical Gross
End of       Annual Investment Return of          Annual Investment Return of
Policy     ---------------------------------   ---------------------------------
 Year        0%       4%       8%       12%       0%      4%       8%     12%
------     ------  -------  -------  -------   ------   ------  ------  -------
1          $9,707  $10,104  $10,500  $10,897   $8,986   $9,383  $9,780  $10,177
2           9,421   10,212   11,034   11,888    8,425    9,216  10,038   10,892
3           9,137   10,318   11,596   12,974    8,265    9,447  10,725   12,103
4           8,854   10,424   12,189   14,166    8,107    9,677  11,442   13,419
5           8,574   10,528   12,814   15,472    7,951    9,905  12,191   14,849
6           8,295   10,630   13,471   16,903    7,797   10,132  12,973   16,405
7           8,017   10,729   14,162   18,470    7,644   10,355  13,788   18,096
8           7,741   10,824   14,887   20,184    7,492   10,575  14,638   19,935
9           7,465   10,916   15,648   22,057    7,341   10,791  15,523   21,932
10          7,190   11,002   16,445   24,102    7,190   11,002  16,445   24,102
15          6,447   12,024   21,738   38,273    6,447   12,024  21,738   38,273
20(age 65)  5,715   12,991   28,410   60,084    5,715   12,991  28,410   60,084
25(age 70)  4,997   13,844   36,622   93,036    4,997   13,844  36,622   93,036
30(age 75)  4,304   14,533   46,504  141,913    4,304   14,533  46,504  141,913

* The cash surrender value in the first year includes a refund of 4% of the gross single premium.

It is emphasized that the hypothetical gross annual rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual rates of return. Actual gross rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by a Policyowner, and the investment experience of the Policy's Sub-Accounts.

The death benefit, investment base and cash value for a Policy would be different from those shown if the actual gross annual rates of return averaged 0%, 4%, 8%, and 12% over a period of years, but varied above or below that average during the period. They would also be different if any policy loan were made during the period. No representations can be made by Crown America or the series fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                          SINGLE PREMIUM VARIABLE LIFE

                                  Issue Age 45
                   $10,000 Single Premium for MALE NON SMOKER
                    $25,301 Guaranteed Minimum Death Benefit

                    Using Guaranteed Cost of Insurance Rates

                                                    End of Year
                                                   DEATH BENEFIT
                        Total Premiums       Assuming Hypothetical Gross
End of                    Paid Plus          Annual Investment Return of
Policy                Interest at 5% as  -----------------------------------
 Year       Payments   of End of Year       0%       4%      8%         12%
------      --------  -----------------  -------  -------  -------   -------
1           $10,000      $10,500         $25,301  $25,333  $26,451   $27,569
2                 0       11,025          25,301   25,365   27,626    29,974
3                 0       11,576          25,301   25,385   28,815    32,512
4                 0       12,155          25,301   25,392   30,018    35,197
5                 0       12,763          25,301   25,388   31,239    38,043
6                 0       13,401          25,301   25,374   32,480    41,063
7                 0       14,071          25,301   25,351   33,744    44,276
8                 0       14,775          25,301   25,319   35,033    47,696
9                 0       15,513          25,301   25,301   36,350    51,343
10                0       16,289          25,301   25,301   37,696    55,235
15                0       20,789          25,301   25,301   45,135    79,444
20 (age 65)       0       26,533          25,301   25,301   53,926   114,015
25 (age 70)       0       33,864          25,301   25,301   63,698   161,775
30 (age 75)       0       43,219          25,301   25,301   75,722   231,013


                     End of Year                          End of Year
                   INVESTMENT BASE                    CASH SURRENDER VALUE*
               Assuming Hypothetical Gross        Assuming Hypothetical Gross
End of         Annual Investment Return of        Annual Investment Return of
Policy      ---------------------------------   -------------------------------
 Year         0%       4%       8%      12%       0%      4%      8%      12%
------      ------  -------  -------  -------   ------  ------  ------  -------
1           $9,761  $10,160  $10,559  $10,958   $9,041  $9,440  $9,839  $10,238
2            9,527   10,327   11,159   12,023    8,531   9,331  10,163   11,027
3            9,294   10,496   11,797   13,199    8,422   9,625  10,925   12,327
4            9,060   10,667   12,474   14,498    8,313   9,920  11,727   13,751
5            8,827   10,840   13,194   15,933    8,205  10,217  12,572   15,310
6            8,595   11,014   13,959   17,517    8,097  10,516  13,461   17,019
7            8,362   11,189   14,770   19,264    7,988  10,816  14,397   18,890
8            8,129   11,365   15,630   21,190    7,880  11,116  15,381   20,941
9            7,896   11,541   16,540   23,311    7,771  11,416  16,415   23,186
10           7,662   11,715   17,502   25,645    7,662  11,715  17,502   25,645
15           7,102   13,325   23,919   42,100    7,102  13,235  23,919   42,100
20 (age 65)  6,495   14,751   32,246   68,178    6,495  14,751  32,246   68,178
25 (age 70)  5,792   16,032   42,393  107,668    5,792  16,032  42,393  107,668
30 (age 75)  5,120   17,275   55,254  168,569    5,120  17,275  55,254  168,569

* The cash surrender value in the first year includes a refund of 4% of the gross single premium.

It is emphasized that the hypothetical gross annual rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual rates of return. Actual gross rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by a Policyowner, and the investment experience of the Policy's Sub-Accounts.

The death benefit, investment base and cash value for a Policy would be different from those shown if the actual gross annual rates of return averaged 0%, 4%, 8%, and 12% over a period of years, but varied above or below that average during the period. They would also be different if any policy loan were made during the period. No representations can be made by Crown America or the series fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                          SINGLE PREMIUM VARIABLE LIFE

                                  Issue Age 55
                         $10,000 Single Premium for MALE
                    $18,857 Guaranteed Minimum Death Benefit

                    Using Guaranteed Cost of Insurance Rates

                                                    End of Year
                                                   DEATH BENEFIT
                        Total Premiums       Assuming Hypothetical Gross
End of                    Paid Plus          Annual Investment Return of
Policy                Interest at 5% as   ----------------------------------
 Year       Payments    of End of Year       0%       4%       8%       12%
------      --------  -----------------   -------  -------  -------  -------
1           $10,000       $10,500         $18,857  $18,857  $19,583  $20,412
2                 0        11,025          18,857   18,857   20,329   22,059
3                 0        11,576          18,857   18,857   21,076   23,785
4                 0        12,155          18,857   18,857   21,824   25,596
5                 0        12,763          18,857   18,857   22,574   27,500
6                 0        13,401          18,857   18,857   23,329   29,505
7                 0        14,071          18,857   18,857   24,088   31,618
8                 0        14,775          18,857   18,857   24,852   33,849
9                 0        15,513          18,857   18,857   25,623   36,208
10 (age 65)       0        16,289          18,857   18,857   26,402   38,702
15                0        20,789          18,857   18,857   30,578   53,845
20 (age 75)       0        26,533          18,857   18,857   35,415   74,911
30 (age 85)       0        43,219          18,857   18,857   47,506  144,995


                      End of Year                       End of Year
                    INVESTMENT BASE                 CASH SURRENDER VALUE*
               Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of         Annual Investment Return of       Annual Investment Return of
Policy      ---------------------------------   ------------------------------
 Year         0%       4%       8%       12%       0%     4%      8%      12%
------      ------  -------  -------  -------   ------  ------  ------  -------
1           $9,673  $10,069  $10,464  $10,860   $8,953  $9,348  $9,744  $10,139
2            9,358   10,143   10,960   11,808    8,362   9,147   9,964   10,812
3            9,044   10,213   11,478   12,841    8,172   9,342  10,606   11,970
4            8,732   10,279   12,019   13,968    7,985   9,532  11,272   13,221
5            8,422   10,341   12,585   15,196    7,799   9,718  11,963   14,573
6            8,114   10,397   13,176   16,533    7,616   9,899  12,678   16,035
7            7,808   10,448   13,792   17,987    7,434  10,075  13,418   17,613
8            7,503   10,493   14,432   19,567    7,254  10,244  14,183   19,318
9            7,200   10,530   15,098   21,283    7,075  10,406  14,973   21,158
10 (age 65)  6,898   10,560   15,788   23,143    6,898  10,560  15,788   23,143
15           6,031   11,253   20,351   35,836    6,031  11,253  20,351   35,826
20 (age 75)  5,195   11,813   25,842   54,662    5,195  11,813  25,842   54,662
30 (age 85)  5,665   12,379   39,624  120,936    3,665  12,379  39,624  120,936

* The cash surrender value in the first year includes a refund of 4% of the gross single premium.

It is emphasized that the hypothetical gross annual rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual rates of return. Actual gross rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by a Policyowner, and the investment experience of the Policy's Sub-Accounts.

The death benefit, investment base and cash value for a Policy would be different from those shown if the actual gross annual rates of return averaged 0%, 4%, 8%, and 12% over a period of years, but varied above or below that average during the period. They would also be different if any policy loan were made during the period. No representations can be made by Crown America or the series fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                          SINGLE PREMIUM VARIABLE LIFE

                                  Issue Age 55
                   $10,000 Single Premium for MALE NON SMOKER
                    $18,857 Guaranteed Minimum Death Benefit

                    Using Guaranteed Cost of Insurance Rates

                                                        End of Year
                                                      DEATH BENEFIT
                        Total Premiums        Assuming Hypothetical Gross
   End of                 Paid Plus           Annual Investment Return of
   Policy             Interest at 5% as   ----------------------------------
    Year     Payments   of End of Year       0%       4%      8%        12%
-----------  -------- -----------------   -------  -------  -------  -------
1            $10,000        $10,500       $18,857  $18,938  $19,774  $20,610
2                  0         11,025        18,857   19,021   20,716   22,477
3                  0         11,576        18,857   19,095   21,675   24,457
4                  0         12,155        18,857   19,160   22,651   26,559
5                  0         12,763        18,857   19,217   23,646   28,797
6                  0         13,401        18,857   19,267   24,663   31,181
7                  0         14,071        18,857   19,310   25,704   33,727
8                  0         14,775        18,857   19,348   26,772   36,450
9                  0         15,513        18,857   19,380   27,869   39,365
10 (age 65)        0         16,289        18,857   19,409   28,998   42,491
15                 0         20,789        18,857   19,543   35,319   62,167
20 (age 75)        0         26,533        18,857   19,206   41,986   88,774
30 (age 85)        0         43,219        18,857   18,857   59,117   180,357


                       End of Year                        End of Year
                    INVESTMENT BASE                  CASH SURRENDER VALUE*
              Assuming Hypothetical Gross         Assuming Hypothetical Gross
   End of     Annual Investment Return of         Annual Investment Return of
   Policy   ---------------------------------   --------------------------------
    Year      0%       4%       8%      12%        0%      4%     8%        12%
----------- ------  -------  -------  -------   ------  ------  ------   -------
1           $9,758  $10,156  $10,555  $10,954   $9,037  $9,436  $9,835   $10,234
2            9,519   10,318   11,149   12,012    8,523   9,322  10,153   11,016
3            9,280   10,481   11,779   13,179    8,408   9,609  10,908   12,308
4            9,040   10,643   12,447   14,465    8,293   9,896  11,700   13,718
5            8,800   10,806   13,153   15,883    8,177  10,184  12,531   15,260
6            8,559   10,969   13,901   17,444    8,061  10,471  13,403   16,946
7            8,318   11,130   14,692   19,162    7,944  10,757  14,319   18,788
8            8,076   11,291   15,528   21,051    7,827  11,042  15,279   20,802
9            7,833   11,450   16,410   23,128    7,709  11,325  16,285   23,003
10 (age 65)  7,590   11,606   17,340   25,409    7,590  11,606  17,340   25,409
15           6,979   13,007   23,506   41,375    6,979  13,007  23,506   41,375
20 (age 75)  6,170   14,015   30,637   64,778    6,170  14,015  30,637   64,778
30 (age 85)  4,569   15,415   49,307  150,430    4,569  15,415  49,307  150,430

* The cash surrender value in the first year includes a refund of 4% of the gross single premium.

It is emphasized that the hypothetical gross annual rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual rates of return. Actual gross rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by a Policyowner, and the investment experience of the Policy's Sub-Accounts.

The death benefit, investment base and cash value for a Policy would be different from those shown if the actual gross annual rates of return averaged 0%, 4%, 8%, and 12% over a period of years, but varied above or below that average during the period. They would also be different if any policy loan were made during the period. No representations can be made by Crown America or the series fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                   APPENDIX B

CALCULATION OF CHANGE IN VARIABLE DEATH BENEFIT

The amount by which the Variable Death Benefit will increase or decrease for any year is the amount of paid-up life insurance which the excess or shortfall in net investment performance over a net investment performance based on 4% per year would purchase at net single premium rates described in the Policy for the insured's age and sex.

To calculate the change in the Variable Death Benefit, the positive or negative net investment performance for the preceding policy year is divided by a net single premium per $1 of paid-up life insurance based on the insured's issue age and sex. (See table of net single premiums.)


Example: Using the Policy illustrated on page 52 for a male age 45 standard and assuming a constant 8% hypothetical gross annual rate of return (equivalent to an Actual Investment Return of 7.1%), the following example illustrates how the change in the Variable Death Benefit is calculated for year 6.

Calculation of Change in
                                                   Variable Death Benefit
Standard Policy                                          for Year 6
---------------                                    ----------------------
(1)  Variable Death Benefit for Year 5............        29287.72
(2)  Net Cash Value at Beginning of Year 6........        12191.20
(3)  Net Single Premium for Year 6................             .40245
(4)  Variable Death Benefit for Year 6 (2) / (3)..        30292.51
(5)  Change in Variable Death Benefit (4) - (1)...         1004.78

________________________________________________________________________________

NET SINGLE PREMIUM. Net single premiums are used to convert the net investment performance of a Policy into increases or decreases in the Variable Death Benefit. Net single premiums depend upon the sex and age. The net single premium increases as the insured advances in age; thus, larger dollar amounts of net investment performance are required each policy year to result in the same increases in the Variable Death Benefit.

TABLE OF SAMPLE NET SINGLE PREMIUMS
PER $1 OF PAID-UP LIFE INSURANCE

      Attained Age             Male           Female
      ------------            ------          ------
           5                  .09692          .08038
          45                  .34604          .29598
          55                  .46429          .39952

                                   APPENDIX C

HOW THE INVESTMENT BASE RELATES TO NET CASH VALUE

The investment base will exceed the Policy's net cash value on the Policy date and on the first ten policy anniversaries by the amount of the unrecovered policy loading. During a policy year, there is an additional difference between the investment base and net cash value, because the net cash value reflects a daily adjustment for the cost of insurance protection, while the corresponding adjustment to the investment base is made once at the end of a policy year. Thus, the investment base is not a measure of the cash value to which the owner is entitled except on policy anniversaries after the tenth assuming no additional premiums have been made.


Example: Using the Policy illustrated for a male age 45 standard on page 52, and assuming a hypothetical constant gross annual rate of return of 8% (equivalent to an Actual Investment Return of 7%), the investment base and net cash value in a Policy's Sub-Accounts would change as follows from the Policy's 5th Anniversary to the Policy's 6th Anniversary:

(1)  Net Cash Value at End of Year 5...............   12191.20
(2)  Unrecovered Policy Load at End of Year 5......     747.00
(3)  Investment Base at End of Year 5 (1) + (2)....   12938.20
(4)  10% of Total Policy Load......................     124.50
(5)  Investment Base at the Beginning of Year 6
     (3) -(4)......................................   12813.70
(6)  Actual Investment Return......................        .07
(7)  Net Investment Performance on Investment
     Base (5) X (6)................................     896.96
(8)  Cost of Insurance Charge......................     127.94
(9)  Net Cash Value End of Year 6 (1) + (7) - (8)     12960.22

                                   APPENDIX D

GUARANTEED COST OF INSURANCE RATES

Guaranteed cost of insurance rates vary by the insured's sex and age. The following table illustrates sample guaranteed annual cost of insurance rates per 1,000 of the amount at risk for a Policy. In general, the cost of insurance rates will increase with the age of the insured and will be higher for males than for females. As of a Policy's anniversary, the Policy's amount at risk equals the Policy's Variable Death Benefit minus the Policy's cash value.

SAMPLE GUARANTEED COST OF ANNUAL INSURANCE RATES

PER $1,000 OF AMOUNT AT RISK

           Attained Age                Male             Female
           ------------               -----             ------
                5                       .88                .75
               45                      4.73               3.68
               55                     10.96               7.33

The cost of insurance deducted annually may be less, but never greater than, the guaranteed cost of insurance.

                     KEYPORT AMERICA LIFE INSURANCE COMPANY

                              FINANCIAL STATEMENTS

The financial statements of Keyport America Life Insurance Company ("Keyport America") included herein should be distinguished from the financial statements of the Keyport America Variable Life Separate Account ("Variable Account") and should be considered only as bearing upon the ability of Keyport America to meet its obligations under the Policies.

*********************MISSING MANUSCRIPT PAGES  172-185*************************

                     KEYPORT AMERICA LIFE INSURANCE COMPANY
                 Keyport America Variable Life Separate Account
                              Financial Statements

                               December 31, 1994

                   (With Independent Auditors Report Thereon)

The Board of Directors
Keyport America Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities and capital and surplus of Keyport America Life Insurance Company as of December 31, 1994 and 1993, and the related statutory statements of operations, capital and surplus and cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in note 2, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Rhode Island, which is a comprehensive basis of accounting other than generally accepted accounting principles.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of Keyport America Life Insurance Company as of December 31, 1994 and 1993 and the results of its operations and its cash flow for the years then ended, on the basis of accounting described in note 2.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information included in the accompanying Schedule 1 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

This report is intended solely for the information and use of the board of directors and management of Keyport America Life Insurance Company and for filing with regulatory authorities and should not be used for any other purpose.

                                                     /s/ KPMG Peat Marwick LLP

February 17, 1995

                     KEYPORT AMERICA LIFE INSURANCE COMPANY
              Statutory Statements of Admitted Assets, Liabilities
                           and Capital and Surplus

                                                             Year Ended December 31,
                                                          ----------------------------
                                                               1994           1993
                                                          ------------    ------------
         Admitted Assets
         ---------------
 Cash and investments:
  Fixed maturities                                        $ 18,888,317    $ 13,469,296
  Policy loans                                              32,417,044      29,407,711
  Cash and cash equivalents                                  5,465,501       8,783,074
                                                          ------------    ------------
     Total cash and investments                             56,770,862      51,660,081
Investment income due and accrued                              333,981         343,272
Other assets                                                 4,004,877       5,317,700
Separate account assets                                    105,438,745     123,824,205
                                                          ------------    ------------
     Total admitted assets                                $166,548,465    $181,145,258
                                                          ============    ============

         Liabilities and Capital and Surplus
         -----------------------------------
Liabilities:
 Reserves for future policy benefits                      $ 38,157,885    $ 35,850,607
 Policy and contract claims                                     93,261         244,802
 Interest maintenance reserve                                   64,298         111,223
                                                          ------------    ------------
     Total policy liabilities                               38,315,444      36,206,632
 Accrued liabilities                                           625,132          11,144
 Current federal income taxes                                  441,418          12,498
 Other liabilities                                              60,822         139,937
 Separate account liabilities                              105,438,745     123,824,205
                                                           ------------    ------------
     Total liabilities                                     144,881,561     160,194,416
                                                          ------------    ------------
Capital and surplus:
 Common stock, $1 par value; authorized 5,000,000
  shares;
   issued and outstanding 2,541,722 shares                   2,541,722       2,541,722
 Paid-in surplus                                            22,678,309      22,678,309
 Unassigned deficit                                         (3,553,127)     (4,269,189)
                                                           ------------    ------------
     Total capital and surplus                              21,666,904      20,950,842
                                                          ------------    ------------
     Total liabilities and capital and surplus            $166,548,465    $181,145,258
                                                          ============    ============

See accompanying notes to statutory financial statements.

                     KEYPORT AMERICA LIFE INSURANCE COMPANY
                       Statutory Statements of Operations

                                                               Year Ended December 31,
                                                           -----------------------------
                                                                1994            1993
                                                           ------------    -------------
Revenues:
 Premiums, net of reinsurance                              $   (517,538)   $    (120,403)
 Net investment income                                        2,433,066        5,559,243
 Management fee income                                          225,375          --
                                                           ------------    -------------
    Total revenues                                            2,140,903        5,438,840
                                                           ------------    -------------
Benefits and expenses:
 Increase (decrease) in reserves for future policy
  benefits                                                    2,307,278     (156,646,303)
 Death benefits                                               1,297,741        1,098,778
 Other benefits                                              10,009,605      173,965,781
                                                            ------------    -------------
                                                             13,614,624       18,418,256
 Other operating expenses:
  General insurance expenses                                    643,115          373,909
  Net transfers from separate accounts                      (15,256,266)     (14,175,228)
  Taxes, licenses and fees                                       66,713          271,866
  Other expense                                                   1,517           20,260
                                                            ------------    -------------
   Total benefits and expenses                                 (930,297)       4,909,063
                                                            ------------    -------------
   Income before federal income taxes and net realized
     investment gains                                         3,071,200          529,777
 Federal income taxes                                           918,190           20,000
                                                           ------------    -------------
   Income before net realized investment gains                2,153,010          509,777
 Net realized investment gains                                  --             1,829,468
                                                            ------------    -------------
  Net income                                               $  2,153,010    $   2,339,245
                                                           ============    =============

See accompanying notes to statutory financial statements.

                     KEYPORT AMERICA LIFE INSURANCE COMPANY
                   Statutory Statements of Capital and Surplus

                                            Year Ended December 31,
                                          --------------------------
                                              1994           1993
                                          -----------    -----------
Capital and surplus, beginning of year    $20,950,842    $25,025,409
 Net income                                 2,153,010      2,339,245
 Change in unrecovered loads               (1,436,948)    (2,081,000)
 Change in separate account surplus            --            258,545
 Change in unrealized capital gains            --            165,362
 Change in non-admitted assets                 --             27,343
 Change in asset valuation reserve             --          1,215,938
 Capital contribution from former
  parent                                       --          1,500,000
 Repayment of surplus notes                    --         (7,500,000)
                                          -----------    -----------
Capital and surplus, end of year          $21,666,904    $20,950,842
                                          ===========    ===========

See accompanying notes to statutory financial statements.

                     KEYPORT AMERICA LIFE INSURANCE COMPANY
                        Statutory Statements of Cash Flow

                                                   Year Ended December 31,
                                                ----------------------------
                                                   1994            1993
                                                -----------    -------------
Cash provided:
 From operations:
  Premiums, net of reinsurance                  $  (517,538)   $    (945,786)
  Net investment income                           2,509,918        7,722,103
  Life and health claims paid                    (1,528,522)      (1,025,253)
  Surrender benefits paid                        (9,972,288)    (173,957,970)
  Other benefits to policyholders                   (37,317)         (11,662)
  Increase in policy loans                       (3,009,333)      (4,024,437)
  Commissions and other expenses                   (662,359)        (933,105)
  Federal income taxes                             (489,270)         (77,502)
  Net transfers to separate accounts             15,252,760       14,183,249
  Other, net                                        220,868       (3,333,170)
                                                -----------    -------------
    Net cash provided (used in) operations        1,766,919     (162,403,533)
                                                -----------    -------------
 From investments sold or matured                 2,000,000      140,387,210
 Repayment of notes receivable                       --           49,292,449
 Capital contribution by former parent               --            1,500,000
 Other sources                                    1,437,058        9,717,652
                                                -----------    -------------
                                                  3,437,058      200,897,311
                                                -----------    -------------
    Total cash provided                           5,203,977       38,493,778
                                                -----------    -------------
Capital applied:
 For investments acquired                         7,535,938       10,671,205
 Payable to former affiliates and parent             --           15,355,418
 Other applications                                 985,612        7,624,614
                                                -----------    -------------
    Total cash applied                            8,521,550       33,651,237
                                                -----------    -------------
Increase (decrease) in cash and cash
  equivalents                                    (3,317,573)       4,842,541
Cash and cash equivalents, beginning of year      8,783,074        3,940,533
                                                -----------    -------------
Cash and cash equivalents, end of year          $ 5,465,501    $   8,783,074
                                                ===========    =============

See accompanying notes to statutory financial statements.

                     KEYPORT AMERICA LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements
                          December 31, 1994 and 1993

(1) Organization:
On October 1, 1993, Keyport Life Insurance Company ("Keyport Life") acquired the common stock of Crown America Life Insurance Company (the "Company"), a Michigan insurance company, for $27,877,000 from Crown America Holding Company, a wholly owned subsidiary of Crown Life Insurance Company ("Crown Life", collectively). On December 29, 1993, Crown America was redomesticated to the state of Rhode Island and, on January 10, 1994, the name was changed to Keyport America Life Insurance Company. On February 22, 1994, the acquisition was completed with the contingent purchase price payment to Crown Life of $961,000.

   The Company is a wholly owned subsidiary of Keyport Life. Keyport Life is a wholly owned subsidiary of SteinRoe Services Incorporated ("SteinRoe"). SteinRoe is a wholly owned subsidiary of Liberty Financial Companies, Incorporated ("Liberty Financial") which is a wholly owned, indirect subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual").

(2) Summary of Significant Accounting Policies:
   (a) Basis of Reporting

     The accompanying financial statements have been prepared in accordance with insurance accounting practices prescribed or permitted by the Insurance Department of the State of Rhode Island. Pursuant to statutory requirements
(a) acquisition costs such as commissions and other costs related to acquiring new business are charged to current operations as incurred, whereas premiums are recorded upon issuance of the related policies; (b) policy reserves are based on statutory mortality and interest requirements without consideration of withdrawals. A majority of the Company's policies are subject to surrender charges. Mortality assumptions utilize the 1980 CSO actuarial tables for life insurance with a 4% assumed rate; (c) deferred federal income taxes are not provided; (d) certain assets designated as "non-admitted assets" (principally amounts receivable) have been excluded from the statements of admitted assets, liabilities and capital and surplus by a charge to surplus; (e) bonds are generally carried at amortized cost irrespective of the Company's investment portfolio activity; (f) the asset valuation reserve, which is in the nature of a contingency reserve for possible losses on investments, is recorded as a liability through a charge to surplus; and (g) the interest maintenance reserve, which is designed to include deferred realized gains and losses (net of applicable federal income taxes) due to interest rate changes on fixed income investments, is also recorded as a liability. These deferred net realized investment gains or losses are amortized into future income generally over the original period to maturity of the assets sold.

   (b) Investments

     All investments are valued in accordance with guidelines provided by the National Association of Insurance Commissioners (NAIC). Fixed maturities are carried at amortized cost. Policy loans are carried at the unpaid principal balance plus accrued interest.

     Net realized investment gains or losses include gains on sales of equity securities and credit related gains and losses on fixed maturities, net of applicable federal income taxes. Interest related investment gains or losses are deferred in the interest maintenance reserve and amortized under the grouped method. The grouped method classifies realized investment gains and losses, net of applicable taxes, according to the number of calendar years to expected maturity. The groupings are in bands of five calendar years with amortization factors for each band provided by the NAIC's Securities Valuation Office.

     Due and accrued investment income is excluded from investment income for bonds where the collection of interest is uncertain.

   (c) Cash and Cash Equivalents

     Cash and cash equivalents include short-term investments which have an original maturity of three months or less from the time of purchase.

   (d) Separate Accounts

     Separate account assets, which are valued at market, consist principally of investments in mutual funds and are included as a separate caption in the statement of admitted assets, liabilities and capital and surplus. Investment income and changes in asset values are fully allocated to variable contract holders and, therefore, do not affect operating results of the Company. The Company provides administrative services and bears the mortality risk related to these contracts. Fees earned by the Company related to these contracts were $3,196,000 and $3,245,000 for the years ended December 31, 1994 and 1993, respectively, and are included in net transfers to separate accounts on the Statement of Operations.

(3) Investments:

   (a) Fixed Maturities

     Fair values of publicly traded securities are as reported by an independent pricing service. The carrying value and fair value of investments in fixed maturities at December 31, 1994 and 1993 are as follows:

                                           December 31, 1994
                          ---------------------------------------------------
                                           Gross       Gross
                            Carrying   Unrealized   Unrealized       Fair
                              Value        Gains       Losses        Value
                          -----------    --------    ---------   -----------
U.S. Treasury securities  $18,888,317     $4,713     $(877,092)   $18,015,938
                          ===========     ======     =========    ===========

                                         December 31, 1993
                           --------------------------------------------------
                                           Gross       Gross
                            Carrying   Unrealized   Unrealized       Fair
                              Value        Gains       Losses        Value
                            ----------    --------    ---------   -----------
U.S. Treasury securities   13,469,296    $159,818    $(105,897)   $13,523,217
                           ==========    ========    =========    ===========

     The carrying value and fair value of fixed maturities at December 31, 1994 and 1993, by expected maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.

                                            December 31, 1994           December 31, 1993
                                         ------------------------   -------------------------
                                         Carrying        Fair        Carrying        Fair
                                           Value         Value         Value         Value
                                       -----------   -----------   -----------    -----------
Due in one year or less                $ 6,504,400   $ 6,388,125   $ 1,946,108    $ 1,980,072
Due after one year through five
  years                                 12,383,917    11,627,813    11,523,188     11,543,145
                                       -----------   -----------   -----------    -----------
    Total fixed maturities             $18,888,317   $18,015,938   $13,469,296    $13,523,217
                                       ===========   ===========   ===========    ===========

     At December 31, 1994 and 1993, bonds with an amortized cost of $1,950,976 and $3,857,123, respectively, were on deposit with regulatory authorities.

   (b) Net Investment Income:

     Net investment income is summarized as follows:

                                              Year Ended December 31,
                                              ------------------------
                                                  1994         1993
                                              ----------   -----------
Fixed maturities                              $  907,608    $2,354,551
Policy loans                                   1,441,096     1,254,187
Cash and cash equivalents                         37,437       127,437
Mortgage loans                                    --         1,337,366
Notes receivable                                  --           833,958
                                              ----------    ----------
Gross investment income                        2,386,141     5,907,499
Investment expenses                               --           406,163
                                              ----------    -----------
                                               2,386,141     5,501,336
Amortization of interest maintenance
  reserve                                         46,925        57,907
                                              ----------    -----------
    Net investment income                     $2,433,066    $5,559,243
                                              ==========    ===========

   (c) Net Realized Investment Gains and Losses:

     Proceeds of sales of investments in fixed maturities during 1994 and 1993 were $0 and $93,453,112, respectively. For 1993, net realized investment gains of $1,829,468 included gross gains of $1,990,975 and gross losses of $161,507.

(4) Fair Value of Financial Instruments:
Estimated fair values for the Company's investments in fixed maturities and equity securities are presented in Note 3. Fair value estimates, methods and assumptions are set forth below for the Company's other financial instruments.

(a) Policy loans

     The carrying value of policy loans approximates fair value at December 31, 1994 and 1993.

   (b) Reserves for Future Policy Benefits

     The fair value of deposit liabilities with no stated maturity is equal to the amount payable on demand. The Company considers its reserve for future policy benefits to be similar to deposit liabilities.

     The carrying value and estimated fair value of the reserves for future policy benefits are $38,157,885 and $35,556,709, respectively at December 31, 1994, and $35,850,607 and $33,026,993, respectively at December 31, 1993.

(5) Federal Income Taxes:
The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code. The Company has loss carryforwards for Federal income tax purposes of approximately $10,208,000. These operating loss carryforwards are limited to use against future taxable profits of the Company and expire through 2006.

   Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate of 34% to income before federal income taxes and net realized gains (losses) on investments for the following reasons:

                                         Year Ended December 31,
                                        ------------------------
                                           1994          1993
                                       ----------      --------
Computed expected tax expense          $1,044,208      $180,124
Net operating loss carryforward          (516,718)      (89,000)
Net amortization of investment
  discounts and premiums                  (49,386)      (23,498)
Excess of statutory over tax
  reserves                                455,940       (46,652)
Other (net)                               (15,854)         (974)
                                       ----------      --------
    Federal income tax expense         $  918,190      $ 20,000
                                       ==========      ========

   Income taxes paid were $489,270 and $77,502 for the years ended December 31, 1994 and 1993, respectively.

   The Company will file a separate return until it is eligible to file a consolidated return with Liberty Mutual in 1999.

(6) Transactions with Affiliated Companies:
The Company reimbursed Keyport Life for expenses incurred on its behalf for the year ended December 31, 1994. The reimbursements included corporate general and administrative expenses, corporate overhead, such as executive and legal support, and investment management services. The total amount reimbursed in 1994 was $450,000.

   The Company receives a management fee from an affiliated company based on the level of separate account assets. The total amount received in 1994 was $225,375.

   During 1993, prior to its acquisition by Keyport Life, the Company received a $1,500,000 capital contribution from Crown Life.

   At December 31, 1989, the Company entered into a coinsurance agreement with Crown Life for certain guaranteed investment contracts. The agreement with Crown Life was terminated on October 1, 1993. The Company paid $164,141,000 during 1993 for maturities, surrenders and recaptures related to these contracts.

   During the years 1992 and 1991, the Company sold mortgages to Crown Life in exchange for notes carrying the same interest yield, term to maturity and characteristics as the mortgages sold. Crown Life repaid these notes during 1993.

   During 1993 and 1992, the Company advanced $1,913 and $2,000,000, respectively, to Crown Life by way of demand promissory notes which bear interest at the United States prime rate. These notes were repaid on October 1, 1993.

   At December 31, 1992, the Company was indebted to Crown Life in the amount of $18,881,000 by way of demand promissory notes. These notes were repaid during 1993.

   The debenture due to Crown Life in the amount of $7,500,000 at December 31, 1992 was a subordinated surplus debenture which was repaid on October 1, 1993.

(7) Capital and Surplus and Shareholder Dividend Restrictions:

   The maximum amount of dividends which can be paid by the Company without prior approval of the Insurance Commissioner of the State of Rhode Island is subject to restrictions related to statutory surplus and statutory net gains from operations. For 1995, such restriction would limit dividends to approximately $2,153,000.

(8) Reinsurance:

   In the ordinary course of business the Company reinsures certain risks associated with its life and annuity policies. Although reinsurance agreements contractually obligate the Company's reinsurers, the Company is contingently liable for these amounts in the event the assuming insurance organizations are unable to meet their contractual obligations. At December 31, 1994, the Company's reinsurance was concentrated with one company. At December 31, 1994 and 1993, total reinsurance in force ceded was $124,209,000 and $140,591,000, respectively. Premiums ceded were $517,538 and $120,403 for the years ended December 31, 1994 and 1993, respectively.

(9) Commitments and Contingencies:

   The Company is involved, from time to time, in litigation incidental to its business. In the opinion of management, the resolution of such litigation is not expected to have a material adverse affect on the Company.

(10) Risk Based Capital:

   Effective December 31, 1993, life and health insurance companies are required to calculate Risk Based Capital (RBC) in accordance with instructions set forth by the NAIC. RBC is a means of setting the capital standards for insurance companies to support their operations and encompasses various risks associated with the business including asset quality, premium volume, policy reserves and interest rates. The RBC is then compared to the Company's total adjusted capital, which is comprised of reported capital and surplus adjusted for the asset valuation reserve. The Company's capital and surplus significantly exceeds RBC requirements at December 31, 1994.

                     KEYPORT AMERICA LIFE INSURANCE COMPANY
              Annual Statement for the Year Ended December 31, 1994
                    Schedule 1 -- Selected Financial Data

   The following is a summary of certain financial data included in our exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

 Investment income earned
  Government bonds                                                        $  907,608
  Other bonds (unaffiliated)                                                  --
                                                                           -----------
  Bonds of affiliates                                                         --
                                                                           -----------
  Preferred stocks (unaffiliated)                                             --
                                                                           -----------
  Preferred stocks of affiliates                                              --
                                                                           -----------
  Common stocks (unaffiliated)                                                --
                                                                           -----------
  Common stocks of affiliates                                                 --
                                                                           -----------
  Mortgage loans                                                              --
                                                                           -----------
  Real estate                                                                 --
                                                                           -----------
  Premium notes, policy loans and liens                                    1,441,096
                                                                           -----------
  Collateral loans                                                            --
                                                                           -----------
  Cash on hand and on deposit                                                 20,423
                                                                           -----------
  Short-term investments                                                      17,014
                                                                           -----------
  Other invested assets                                                       --
                                                                           -----------
  Derivative instruments                                                      --
                                                                           -----------
  Aggregate write-ins for investment income                                   --
                                                                           -----------

  Gross investment income                                                 $2,386,141
                                                                           ===========

Real estate owned--book value less encumbrances                               --
                                                                           ===========

Mortgage loans--book value:
  Farm mortgages                                                              --
                                                                           -----------
  Residential mortgages                                                       --
                                                                           -----------
  Commercial mortgages                                                        --
                                                                           -----------

  Total mortgage loans                                                        --
                                                                           ===========

Mortgage loans by standing--book value:
  Good standing                                                               --
                                                                           ===========
  Good standing with restricted terms                                         --
                                                                           ===========
  Interest overdue more than three months, not in foreclosure                 --
                                                                           ===========
  Foreclosure in process                                                      --
                                                                           ===========

Other long-term assets--statement value                                       --
                                                                           ===========
Collateral loans                                                              --
                                                                           ===========
Bonds and stocks of parents, subsidiaries and affiliates--book value
  Bonds                                                                       --
                                                                           ===========
  Preferred stocks                                                            --
                                                                           ===========
  Common stocks                                                               --
                                                                           ===========

                     KEYPORT AMERICA LIFE INSURANCE COMPANY
              Annual Statement for the Year Ended December 31, 1994
                    Schedule 1 -- Selected Financial Data
                                 (continued)

 Bonds and short-term investments by class and maturity:

 Bonds by maturity--statement value
  Due within one year or less                                               $  6,504,400
                                                                             -------------
  Over 1 year through 5 years                                                 12,383,917
                                                                             -------------
  Over 5 years through 10 years                                                  --
                                                                             -------------
  Over 10 years through 20 years                                                 --
                                                                             -------------
  Over 20 years                                                                  --
                                                                             -------------

  Total by maturity                                                         $ 18,888,317
                                                                             =============

 Bonds by class--statement value
  Class 1                                                                   $ 18,888,317
                                                                             -------------
  Class 2                                                                        --
                                                                             -------------
  Class 3                                                                        --
                                                                             -------------
  Class 4                                                                        --
                                                                             -------------
  Class 5                                                                        --
                                                                             -------------
  Class 6                                                                        --
                                                                             -------------

  Total by class                                                            $ 18,888,317
                                                                             =============

  Total bonds publicly traded                                               $ 18,888,317
                                                                             =============
  Total bonds privately placed                                                   --
                                                                             =============
Preferred stocks--statement value                                                --
                                                                             =============
Common stocks--market value                                                      --
                                                                             =============
Short-term investments--book value                                               --
                                                                             =============
Financial options owned--statement value                                         --
                                                                             =============
Financial options written and in force--statement value                          --
                                                                             =============
Financial futures contracts open--current price                                  --
                                                                             =============
Cash on deposit                                                             $  5,465,501
                                                                             =============

Life insurance in force:
 Industrial                                                                      --
                                                                             =============
 Ordinary                                                                   $318,477,385
                                                                             =============
 Credit life                                                                     --
                                                                             =============
 Group life                                                                      --
                                                                             =============

Amount of accidental death insurance in force under ordinary policies            --
                                                                             =============

Life insurance policies with disability provisions in force:
 Industrial                                                                      --
                                                                             =============
 Ordinary                                                                        --
                                                                             =============
 Credit life                                                                     --
                                                                             =============
 Group life                                                                      --
                                                                             =============

                     KEYPORT AMERICA LIFE INSURANCE COMPANY
              Annual Statement for the Year Ended December 31, 1994
                    Schedule 1 -- Selected Financial Data
                                 (continued)

 Supplementary contracts in force:
  Ordinary--not involving life contingencies              --
                                                        =========
  Amount on deposit                                       --
                                                        =========
  Income payable                                          --
                                                        =========

 Ordinary--involving life contingencies
  Income payable                                          --
                                                        =========

 Group--not involving life contingencies
  Amount on deposit                                       --
                                                        =========
  Income payable                                          --
                                                        =========

 Group--involving life contingencies
  Income payable                                          --
                                                        =========

Annuities:
 Ordinary
  Immediate--amount of income payable                     --
                                                        =========
  Deferred--fully paid account balance                    --
                                                        =========
  Deferred--not fully paid--account balance            $111,795
                                                        =========

 Group
  Amount of income payable                                --
                                                        =========
  Fully paid account balance                              --
                                                        =========
  Not fully paid--account balance                         --
                                                        =========

Accident and health insurance--premiums in force
 Ordinary                                                 --
                                                        =========
 Group                                                    --
                                                        =========
 Credit                                                   --
                                                        =========

Deposit funds and dividend accumulations:
 Deposit funds--account balance                           --
                                                        =========
 Dividend accumulations--account balance                  --
                                                        =========

                     KEYPORT AMERICA LIFE INSURANCE COMPANY
              Annual Statement for the Year Ended December 31, 1994
                    Schedule 1 -- Selected Financial Data
                                 (continued)

 Claim payments 199X:
 Group accident and health year - ended December 31, 199X
  1994                                                                          --
                                                                           =========
  1993                                                                        --
                                                                           =========
  1992                                                                        --
                                                                           =========
 Other accident and health
  1994                                                                        --
                                                                           =========
  1993                                                                        --
                                                                           =========
  1992                                                                        --
                                                                           =========
 Other coverages that use developmental methods to calculate claims reserves
  1994                                                                        --
                                                                           =========
  1993                                                                        --
                                                                           =========
  1992                                                                        --
                                                                           =========

                          Independent Auditors' Report

The Policy Owners of
Keyport America Life Insurance Company's
Keyport America Variable Life Separate Account:

We have audited the accompanying statement of assets and liabilities of the sub-accounts comprising Keyport America Variable Life Separate Account as of December 31, 1994, and the related statements of operations and changes in net assets for each of the years, or other periods as applicable, in the three-year period ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the sub-accounts comprising Keyport America Variable Life Separate Account at December 31, 1994, and the results of their operations and changes in their net assets for each of the years, or other periods as applicable, in the three-year period ended December 31, 1994 in conformity with generally accepted accounting principles.

                                                   KPMG Peat Marwick LLP

Boston, Massachusetts
April 14, 1995

                 KEYPORT AMERICA VARIABLE LIFE SEPARATE ACCOUNT
                       Statement of Assets and Liabilities
                                December 31, 1994

Assets
 Investments at market value:
  SteinRoe Variable Investment Trust
   Cash Income Fund - 16,408,577 shares (cost $16,408,577)                              $   16,408,577
   Capital Appreciation Fund - 334,990 shares (cost $5,481,526)                              4,937,751
   Managed Assets Fund - 2,284,437 shares (cost $30,778,912)                                27,824,441
   Mortgage Securities Income Fund - 2,369,776 shares (cost $25,443,059)                    21,991,520
   Managed Growth Stock Fund - 1,707,541 shares (cost $34,351,600)                          30,923,574
   Strategic Managed Assets Fund - 200,021 shares (cost $1,245,977)                          1,166,122
   Managed Income Fund - 97,830 shares (cost $1,016,737)                                       883,403

  Keyport Variable Investment Trust
   Colonial-Keyport Growth and Income Fund - 48,020 shares (cost $497,750)                     481,639
   Colonial-Keyport Utilities Fund - 15,706 shares (cost $138,164)                             127,374
   Colonial-Keyport U.S. Government Fund - 13,918 shares (cost $135,938)                       127,633
   Colonial-Keyport International Fund for Growth - 224,707 shares (cost $447,644)             422,449
   Colonial-Keyport U.S. Fund for Growth - 3,161 shares (cost $33,291)                          32,467
                                                                                        --------------
     Total assets                                                                       $  105,326,950
                                                                                        ==============
Net assets
   Variable life contracts (note 6)                                                     $  105,326,950
                                                                                        --------------
     Total net assets                                                                   $  105,326,950
                                                                                        ==============



                 See accompanying notes to financial statements

                 KEYPORT AMERICA VARIABLE LIFE SEPARATE ACCOUNT
               Statements of Operations and Changes in Net Assets
              For the years ended December 31, 1994, 1993 and 1992

                                              Cash Income Fund*           Capital Appreciation Fund*      Managed Assets Fund*
                                             1994         1993               1994            1993           1994         1993
                                         ---------------------------      ---------------------------    -------------------------
Income
 Dividends                               $    673,226   $    140,459      $   530,635     $   214,395    $ 1,125,639   $ 1,454,528
Expenses (note 3)
 Mortality and expense risk
  and administrative charges                  529,600        149,311          103,152           5,532        803,465       207,280
                                         ------------   ------------      -----------     -----------    -----------   -----------
Net investment income                         143,626         (8,852)         427,483         208,863        322,174     1,247,248
Realized gain (loss)                             -              -             (19,921)         (1,230)      (191,145)        2,836
Unrealized appreciation (depreciation)
 during the year                                 -              -            (410,330)       (133,445)    (1,949,712)   (1,004,759)
                                         ------------   ------------      -----------     -----------    -----------   -----------
Net increase (decrease) in net assets
 from operations                              143,626         (8,852)          (2,768)         74,188     (1,818,683)      245,325
                                         ------------   ------------      -----------     -----------    -----------   -----------
Transfers between accounts                   (940,790)    23,560,753        3,922,599       1,334,036     (1,232,073)   33,813,073
Contract terminations                      (2,819,117)      (499,274)         (64,556)        (14,685)    (1,834,536)     (451,211)
Contract loans (note 5)                    (1,595,200)    (1,432,569)        (342,836)         31,773       (820,285)      (77,169)
                                         ------------   ------------      -----------     -----------    -----------   -----------
Net increase (decrease) in net assets
 from contract transactions                (5,355,107)    21,628,910        3,515,207       1,351,124     (3,886,894)   33,284,693
                                         ------------   ------------      -----------     -----------    -----------   -----------
Net assets at beginning of period          21,620,058          -            1,425,312            -        33,530,018          -
                                         ------------   ------------      -----------     -----------    -----------   -----------
Net assets at end of period              $ 16,408,577   $ 21,620,058      $ 4,937,751     $ 1,425,312    $27,824,441   $33,530,018
                                         ============   ============      ===========     ===========    ===========   ===========

* Commencement of Operations - October 1, 1993


                 See accompanying notes to financial statements

                 KEYPORT AMERICA VARIABLE LIFE SEPARATE ACCOUNT
          Statements of Operations and Changes in Net Assets, continued
              For the years ended December 31, 1994, 1993 and 1992

                                      Mortgage Securities Income Fund*    Managed Growth Stock Fund*  Strategic Managed Assets Fund*
                                            1994          1993                1994           1993            1994       1993
                                      --------------------------------    --------------------------  -----------------------------
Income
 Dividends                              $  1,604,855   $  1,823,545       $ 1,969,631     $   807,188    $    62,520   $ 14,831
Expenses (note 3)
  Mortality and expense risk
   and administrative charges                565,565        141,159           874,541         258,256         40,977      1,303
                                        ------------   ------------       -----------     -----------    -----------   --------
Net investment income                      1,039,290      1,682,386         1,095,090         548,932         21,543     13,528
Realized gain (loss)                        (254,443)           521          (248,389)          8,916          1,079         29
Unrealized appreciation (depreciation)
 during the year                          (1,757,554)    (1,693,985)       (4,122,747)        694,721        (68,235)   (11,620)
                                        ------------   ------------       -----------     -----------    -----------   --------
Net increase (decrease) in net assets
 from operations                            (972,707)       (11,078)       (3,276,046)      1,252,569        (45,613)     1,937
                                        ------------   ------------       -----------     -----------    -----------   --------
Transfers between accounts                (2,903,586)    26,820,648        (1,877,793)     38,413,927      1,143,097    402,249
Contract terminations                       (810,318)      (174,214)       (2,226,227)       (519,946)      (152,234)   (24,666)
Contract loans (note 5)                     (291,953)       334,728          (582,647)       (260,263)      (163,201)     4,553
                                        ------------   ------------       -----------     -----------    -----------   --------
Net increase (decrease) in net assets
 from contract transactions               (4,005,857)    26,981,162        (4,686,667)     37,633,718        827,662    382,136
                                        ------------   ------------       -----------     -----------    -----------   --------
Net assets at beginning of period         26,970,084          -            38,886,287           -            384,073       -
                                        ------------   ------------       -----------     -----------    -----------   --------
Net assets at end of period             $ 21,991,520   $ 26,970,084       $30,923,574     $38,886,287    $ 1,166,122   $384,073
                                        ============   ============       ===========     ===========    ===========   ========

* Commencement of Operations - October 1, 1993


                 See accompanying notes to financial statements

                 KEYPORT AMERICA VARIABLE LIFE SEPARATE ACCOUNT
          Statements of Operations and Changes in Net Assets, continued
              For the years ended December 31, 1994, 1993 and 1992


                                                                           Colonial-Keyport            Colonial-Keyport
                                            Managed Income Fund*       Growth and Income Fund**        Utilities Fund**
                                              1994        1993                1994      1993           1994         1993
                                           -----------------------     ------------------------      --------------------
Income
 Dividends                                 $  69,451     $  24,758          $  11,447   $  -         $   8,095      $  -
Expenses (note 3)
 Mortality and expense risk
  and administrative charges                  25,114         6,104              4,849      -             1,000         -
                                           ---------     ---------          ---------   ------       ---------      ------
Net investment income                         44,337        18,654              6,598      -             7,095         -
Realized gain (loss)                          (3,334)           49             (1,370)     -                (5)        -
Unrealized appreciation (depreciation)
 during the year                            (108,562)      (24,772)           (16,111)     -           (10,790)        -
                                           ---------     ---------          ---------   ------       ---------      ------
Net increase (decrease) in net assets
 from operations                             (67,559)       (6,069)           (10,883)     -            (3,700)        -
                                           ---------     ---------          ---------   ------       ---------      ------
Transfers between accounts                   514,981       503,789            495,810      -           131,074         -
Contract terminations                        (40,312)       (4,963)            (5,398)     -              -            -
Contract loans (note 5)                      (10,658)       (5,806)             2,110      -              -            -
                                           ---------     ---------          ---------   ------       ---------      ------
Net increase (decrease) in net assets
 from contract transactions                  464,011       493,020            492,522      -           131,074         -
                                           ---------     ---------          ---------   ------       ---------      ------
Net assets at beginning of period            486,951          -                  -         -              -            -
                                           ---------     ---------          ---------   ------       ---------      ------
Net assets at end of period                $ 883,403     $ 486,951          $ 481,639   $  -         $ 127,374      $  -
                                           =========     =========          =========   ======       =========      ======

 * Commencement of Operations - October 1, 1993
** Commencement of Operations - December 19, 1993


                 See accompanying notes to financial statements

                 KEYPORT AMERICA VARIABLE LIFE SEPARATE ACCOUNT
          Statements of Operations and Changes in Net Assets, continued
              For the years ended December 31, 1994, 1993 and 1992

                                                                             Colonial-Keyport      Colonial-Keyport
                                                   Colonial-Keyport         International Fund         U.S. Fund
                                                U.S. Government Fund**          for Growth***        for Growth****
                                                1994          1993                 1994                   1994
                                             ---------      --------           -----------             ----------
Income
 Dividends                                   $   7,473       $  -              $   -                   $    529
Expenses (note 3)
 Mortality and expense risk
  and administrative charges                     1,012          -                  6,938                     32
                                             ---------       -------           ---------               --------
Net investment income                            6,461          -                 (6,938)                   497
Realized gain (loss)                              (109)         -                 (2,033)                  -
Unrealized appreciation (depreciation)
 during the year                                (8,306)         -                (25,195)                  (824)
                                             ---------       -------           ---------               --------
Net increase (decrease) in net assets
 from operations                                (1,954)         -                (34,166)                  (327)
                                             ---------       -------           ---------               --------
Transfers between accounts                     129,587          -                469,142                 32,794
Contract terminations                              -            -                (13,781)                  -
Contract loans (note 5)                            -            -                  1,254                   -
                                             ---------       -------           ---------               --------
Net increase (decrease) in net assets
 from contract transactions                    129,587          -                456,615                 32,794
                                             ---------       -------           ---------               --------
Net assets at beginning of period                  -            -                   -                      -
                                             ---------       -------           ---------               --------
Net assets at end of period                  $ 127,633       $  -              $ 422,449               $ 32,467
                                             =========       =======           =========               ========

  ** Commencement of Operations - December 19, 1993
 *** Commencement of Operations - May 2, 1994
**** Commencement of Operations - July 5, 1994


                 See accompanying notes to financial statements

                 KEYPORT AMERICA VARIABLE LIFE SEPARATE ACCOUNT
          Statements of Operations and Changes in Net Assets, continued
              For the years ended December 31, 1994, 1993 and 1992

                                                     Money Market Fund                            Bond Income Fund
                                            1994           1993             1992           1994           1993            1992
                                          --------     ------------     ------------     --------     ------------    ------------
Income
 Dividends                                 $  -        $    443,000     $    923,000      $  -        $    768,000    $  1,180,000
Expenses (note 3)
 Mortality and expense risk
  and administrative charges                  -             531,000          860,000         -             252,000         321,000
                                           -------     ------------     ------------      -------     ------------    ------------
Net investment income                         -             (88,000)          63,000         -             516,000         859,000
Realized gain (loss)                          -              -                  -            -             626,000         239,000
Unrealized appreciation (depreciation)
 during the year                              -              -                  -            -              (2,000)       (604,000)
                                           -------     ------------     ------------      -------     ------------    ------------
Net increase (decrease) in net assets
 from operations                              -             (88,000)          63,000         -           1,140,000         494,000
                                           -------     ------------     ------------      -------     ------------    ------------
Transfers between accounts                    -         (22,162,000)        (802,000)        -         (14,713,000)       (521,000)
Contract terminations                         -          (1,251,000)      (4,009,000)        -            (455,000)       (387,000)
Contract loans (note 5)                       -          (1,048,000)         176,000         -            (146,000)       (322,000)
                                           -------     ------------     ------------      -------     ------------    ------------
Net increase (decrease) in net assets
 from contract transactions                   -         (24,461,000)      (4,635,000)        -         (15,314,000)     (1,230,000)
                                           -------     ------------     ------------      -------     ------------    ------------
Net assets at beginning of period             -          24,549,000       29,121,000         -          14,174,000      14,910,000
                                           -------     ------------     ------------      -------     ------------    ------------
Net assets at end of period                $  -        $     -          $ 24,549,000      $  -        $     -         $ 14,174,000
                                           =======     ============     ============      =======     ============    ============


                 See accompanying notes to financial statements

                 KEYPORT AMERICA VARIABLE LIFE SEPARATE ACCOUNT
          Statements of Operations and Changes in Net Assets, continued
              For the years ended December 31, 1994, 1993 and 1992


                                                        Capital Growth Fund                              Managed Fund
                                               1994          1993               1992          1994         1993             1992
                                             --------    ------------      ------------     -------   ------------     ------------
Income
 Dividends                                   $  -        $  1,881,000      $    818,000      $  -     $  1,694,000     $  3,273,000
Expenses (note 3)
 Mortality and expense risk
  and administrative charges                    -             816,000           984,000         -          638,000          775,000
                                             -------     ------------      ------------      -------  ------------     ------------
Net investment income                           -           1,065,000          (166,000)        -        1,056,000        2,498,000
Realized gain (loss)                            -           4,291,000         4,480,000         -        2,936,000          227,000
Unrealized appreciation (depreciation)
 during the year                                -          (3,747,000)       (2,753,000)        -       (2,079,000)      (1,345,000)
                                             -------     ------------      ------------      -------  ------------     ------------
Net increase (decrease) in net assets
 from operations                                -           1,609,000         1,561,000         -        1,913,000        1,380,000
                                             -------     ------------      ------------      -------  ------------     ------------
Transfers between accounts                      -         (41,980,000)          399,000         -      (35,157,000)       1,398,000
Contract terminations                           -          (1,878,000)       (1,919,000)        -       (1,135,000)      (1,389,000)
Contract loans (note 5)                         -            (120,000)         (753,000)        -         (889,000)         203,000
                                             -------     ------------      ------------      -------  ------------     ------------
Net increase (decrease) in net assets
 from contract transactions                     -         (43,978,000)       (2,273,000)        -      (37,181,000)         212,000
                                             -------     ------------      ------------      -------  ------------     ------------
Net assets at beginning of period               -          42,369,000        43,081,000         -       35,268,000       33,676,000
                                             -------     ------------      ------------      -------  ------------     ------------
Net assets at end of period                  $  -        $     -           $ 42,369,000      $  -     $     -          $ 35,268,000
                                             =======     ============      ============      =======  ============     ============



                 See accompanying notes to financial statements

                 KEYPORT AMERICA VARIABLE LIFE SEPARATE ACCOUNT
          Statements of Operations and Changes in Net Assets, continued
              For the years ended December 31, 1994, 1993 and 1992


                                                 Zero Coupon Bond Fund-1996                Zero Coupon Bond Fund-2006
                                              1994         1993           1992          1994       1993            1992
                                             -------   -----------    -----------      ------  -----------     -----------
Income
 Dividends                                   $  -      $ 1,883,000    $   583,000      $  -    $ 1,818,000     $   454,000
Expenses (note 3)
 Mortality and expense risk
  and administrative charges                    -          152,000        166,000         -         74,000          86,000
                                             ------    -----------    -----------      ------  -----------     -----------
Net investment income                           -        1,731,000        417,000         -      1,744,000         368,000
Realized gain (loss)                            -         (411,000)       101,000         -       (480,000)          9,000
Unrealized appreciation (depreciation)
 during the year                                -         (712,000)       (50,000)        -       (153,000)        (21,000)
                                             ------    -----------    -----------      ------  -----------     -----------
Net increase (decrease) in net assets
 from operations                                -          608,000        468,000         -      1,111,000         356,000
                                             ------    -----------    -----------      ------  -----------     -----------
Transfers between accounts                      -       (8,874,000)      (151,000)        -     (5,673,000)        (48,000)
Contract terminations                           -         (316,000)       (44,000)        -        (63,000)        (67,000)
Contract loans (note 5)                         -         (449,000)      (175,000)        -        (59,000)        (98,000)
                                             ------    -----------    -----------      ------  -----------     -----------
Net increase (decrease) in net assets
 from contract transactions                     -       (9,639,000)      (370,000)        -     (5,795,000)       (213,000)
                                             ------    -----------    -----------      ------  -----------     -----------
Net assets at beginning of period               -        9,031,000      8,933,000         -      4,684,000       4,541,000
                                             ------    -----------    -----------      ------  -----------     -----------
Net assets at end of period                  $  -      $     -        $ 9,031,000      $  -    $    -          $ 4,684,000
                                             ======    ===========    ===========      ======  ===========     ===========

                 See accompanying notes to financial statements

                 KEYPORT AMERICA VARIABLE LIFE SEPARATE ACCOUNT
          Statements of Operations and Changes in Net Assets, continued
              For the years ended December 31, 1994, 1993 and 1992


                                                 Total             Total             Total
                                                 1994              1993              1992
                                             ------------     -------------     -------------
Income
 Dividends                                   $  6,063,501     $  12,966,704     $   7,231,000
Expenses (note 3)
 Mortality and expense risk
  and administrative charges                    2,956,245         3,231,945         3,192,000
                                             ------------     -------------     -------------
Net investment income                           3,107,256         9,734,759         4,039,000
Realized gain (loss)                             (719,670)        6,973,121         5,056,000
Unrealized appreciation (depreciation)
 during the year                               (8,478,366)       (8,866,860)       (4,773,000)
                                             ------------     -------------     -------------
Net increase (decrease) in net assets
 from operations                               (6,090,780)        7,841,020         4,322,000
                                             ------------     -------------     -------------
Transfers between accounts                       (115,158)       (3,710,525)          275,000
Contract terminations                          (7,966,479)       (6,786,959)       (7,815,000)
Contract loans (note 5)                        (3,803,416)       (4,115,753)         (969,000)
                                             ------------     -------------     -------------
Net increase (decrease) in net assets
 from contract transactions                   (11,885,053)      (14,613,237)       (8,509,000)
                                             ------------     -------------     -------------
Net assets at beginning of period             123,302,783       130,075,000       134,262,000
                                             ------------     -------------     -------------
Net assets at end of period                 $ 105,326,950     $ 123,302,783     $ 130,075,000
                                            =============     =============     =============


                 See accompanying notes to financial statements

                 KEYPORT AMERICA VARIABLE LIFE SEPARATE ACCOUNT

1. Organization

The Keyport America Variable Life Separate Account (the "Variable Account") is a separate investment account established by Keyport America Life Insurance Company (the "Company") to receive and invest premium payments under variable life insurance contracts issued by the Company. The Variable Account operates as a Unit Investment Trust under the Investment Company Act of 1940 and invests in eligible mutual funds.

On October 1, 1993, Keyport Life Insurance Company (Keyport Life) acquired the common stock of the Company from Crown Life Insurance Company. On December 29, 1993, the Company was redomesticated from the State of Michigan to the state of Rhode Island. On January 10, 1994, the Company's name was changed from Crown America Life Insurance Company (Crown America) to Keyport America Life Insurance Company and the Variable Account name was changed from Crown America Variable Life Separate Account to Keyport America Variable Life Separate Account.

There are currently two funding vehicles available to the Variable Account, the SteinRoe Variable Investment Trust ("SRVIT") and the Keyport Variable Investment Trust ("KVIT"). The SRVIT was made available on October 1, 1993, when all of the assets of the six funds of the Crown America Series Fund, Inc. ("Crown Series") were transferred to four corresponding funds in the SRVIT. The transfer took place as follows:

     Crown Series                   SRVIT
     ------------                   -----
     Capital Growth Fund            Managed Growth Stock Fund
     Managed Fund                   Managed Assets Fund
     Bond Income Fund               Mortgage Securities Income Fund
     Zero Coupon Bond Fund-1996     Mortgage Securities Income Fund
     Zero Coupon Bond Fund-2006     Mortgage Securities Income Fund
     Money Market Fund              Cash Income Fund

The remaining eligible SRVIT funds are the Capital Appreciation Fund, the Strategic Managed Assets Fund and the Managed Income Fund. The KVIT was made available to contractholders on December 19, 1993 with the following eligible funds:

     Colonial-Keyport Growth and Income Fund
     Colonial-Keyport U.S. Government Fund
     Colonial-Keyport Utilities Fund

The Colonial-Keyport International Fund for Growth became available to contractholders on May 2, 1994. The Colonial-Keyport Strategic Income Fund and the Colonial-Keyport U.S. Fund for Growth became available to contractholders on July 5, 1994. No contractholders were invested in the Colonial-Keyport Strategic Income Fund at December 31, 1994.

2. Significant Accounting Policies

Shares of the Trusts are sold to the Variable Account at the reported net asset values. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on sales of investments are computed on the basis of identified cost of the investments sold.

The operations of the Variable Account are included in the federal income tax return of the Company, which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code.

3. Expenses

There are no deductions made from purchase payments for sales charges at the time of purchase. Instead, a deferred sales charge of 6.7% of purchase payments is deducted in annual installments from the cash value in years two through eleven. Any unpaid charge will be deducted from the cash value at the time of contract termination. An annual policy maintenance charge, based upon a contractholders's age, contract premium, and a series of factors, is deducted on the contractholder's annual anniversary date. Daily deductions are made from each sub-account for assumption of mortality and expense risk by the Company at an effective annual rate of 0.60% of the contract value.

4. Affiliated Company Transactions

Administrative services necessary for the operation of the Account are provided by the Company's parent, Keyport Life. The Company has absorbed all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws. SteinRoe & Farnham, Inc., an affiliate of the Company, is the investment advisor to the SRVIT. Keyport Advisory Services Corporation, a wholly owned subsidiary of Keyport Life, is the investment advisor to KVIT. Keyport Financial Services Corporation, a wholly owned subsidiary of Keyort Life, is the principal underwriter for SRVIT and KVIT. The investment advisors' and principal underwriter's compensation is derived from the mutual funds.

Prior to October 1, 1993, C.A.L. Investment Services, Inc., was a wholly owned subsidiary of Crown America and acted as the distributor and principal underwriter for the Variable Account. Prior to October 1, 1993, Crown America Investment Management, Inc., a wholly owned subsidiary of Crown America , acted as the investment advisor to the Crown Series funds. The above two subsidiaries were not acquired by Keyport Life.

5. Contract Loans

Contractholders are permitted to take loans which causes an amount equal to the loan to be deducted from the Variable Account and placed in the Company's general account.

6. Unit Values

A summary of the accumulation unit values at December 31, 1994 and 1993 and the accumulation units and dollar value outstanding at December 31, 1994 are as follows:

                                             1993                             1994
                                         ------------     ----------------------------------------------------
                                             UNIT              UNIT
                                            VALUE             VALUE                 UNITS            DOLLARS
                                         ------------     -------------          ------------     ------------

Cash Income Fund                         $ 157.659772     $  162.696055          100,854.1710     $ 16,408,577

Capital Appreciation Fund                  107.575199        108.204598           45,633.4700        4,937,751

Managed Assets Fund                        219.087710        210.835179          131,972.4800       27,824,441

Mortgage Securities Income Fund            194.478699        190.280250          115,574.3720       21,991,520

Managed Growth Stock Fund                  216.015650        201.087262          153,781.8640       30,923,574

Strategic Managed Assets Fund              100.833527        100.206100           11,637.2340        1,166,122

Managed Income Fund                         99.774195         94.818075            9,316.8190          883,403

Colonial-Keyport Growth and Income Fund         -             96.121190            5,010.7470          481,639

Colonial-Keyport Utilities Fund                 -             94.024372            1,354.6890          127,374

Colonial-Keyport U.S. Government Fund           -             98.491752            1,295.8700          127,633

Colonial-Keyport International Fund             -             94.618476            4,464.7630          422,449

Colonial-Keyport U.S. Fund for Growt            -             98.547634              329.4590           32,467
                                                                                 ------------     ------------
                                                                                 581,225.9380     $105,326,950
                                                                                 ============     ============
